UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Aristotle/Saul Global Opportunities Fund

Class I shares (ARSOX)

Aristotle International Equity Fund

Class I shares (ARSFX)

Aristotle Strategic Credit Fund

Class I shares (ARSSX)

Aristotle Value Equity Fund

Class I shares (ARSQX)

Aristotle Small Cap Equity Fund

Class I shares (ARSBX)

Aristotle Core Equity Fund

Class I shares (ARSLX)

ANNUAL REPORT

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at (888) 661-6691 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at (888) 661-6691 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

Aristotle Funds

Each a series of Investment Managers Series Trust

Table of Contents

Aristotle/Saul Global Opportunities Fund
Shareholder Letter	1
Fund Performance	11
Schedule of Investments	12
Aristotle International Equity Fund
Shareholder Letter	16
Fund Performance	24
Schedule of Investments	25
Aristotle Strategic Credit Fund
Shareholder Letter	29
Fund Performance	35
Schedule of Investments	37
Aristotle Value Equity Fund
Shareholder Letter	45
Fund Performance	53
Schedule of Investments	54
Aristotle Small Cap Equity Fund
Shareholder Letter	58
Fund Performance	67
Schedule of Investments	68
Aristotle Core Equity Fund
Shareholder Letter	73
Fund Performance	80
Schedule of Investments	81
Statements of Assets and Liabilities	85
Statements of Operations	87
Statements of Changes in Net Assets	89
Financial Highlights	95
Notes to Financial Statements	101
Report of Independent Registered Public Accounting Firm	114
Supplemental Information	116
Expense Examples	127

This report and the financial statements contained herein are provided for the general information of the shareholders of the Aristotle Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.aristotlefunds.com

Aristotle Global Opportunities Fund	2019 Annual Commentary

Dear Fellow Shareholders,

Markets Review

Global equity markets rallied during the fourth quarter. Once again, investors’ attention seemed to remain focused on the progression of the trade negotiations between the United States and China. The two sides reported significant progress throughout the last quarter of the year, eventually reaching a “phase one” deal.

In the United States, the market focused on the Federal Reserve (the Fed), as it made a “midcycle adjustment” in late October by cutting interest rates 25 basis points. The Fed did not project any further cuts, commenting that the current monetary policy was “likely to remain appropriate” as long as the economy stays within the Fed’s outlook.

Brexit continued to capture the market’s attention. Prime Minister Boris Johnson failed to push through his “no-deal” Brexit proposition in October, and he subsequently called for an early election to break the deadlock. Johnson went on to win the election decisively, and he has promised to complete Brexit by the end of 2020.

Political headlines like the Hong Kong protests also received coverage throughout the last quarter of the year. After coming off the country’s first recession in a decade, Hong Kong’s security chief officially withdrew the extradition bill in October, the initial source of the protests. Nevertheless, demonstrations have continued, which brings the count to seven straight months. In the United States, the media closely tracked the impeachment inquiry. The House of Representatives voted to impeach President Trump in mid-December, and the Senate will hold a trial and vote to determine if he will be removed from office.

Overall, the MSCI ACWI Index (net) returned 26.60% for the year. Within the Index, Information Technology and Consumer Discretionary led the positive returns of all sectors. Geographically, all regions posted positive returns, with the United States finishing as the strongest performer. Concurrently, the Bloomberg Barclays Global Aggregate Bond Index finished up 6.84% for the year, a figure that appears more “equity-like.” In terms of style, growth indices continued to outperform their value counterparts, which brings growth’s outperformance to double digits for the year, as represented by the MSCI ACWI Growth Index (net) (32.72%) and MSCI ACWI Value Index (net) (20.58%), respectively.

What a difference a year can make. After negative returns in 2018, global equity markets, and indeed nearly every asset class, experienced impressive gains in 2019. With 2019 calendar year returns of nearly 30% across major global equity markets, many indices are now at or near all-time highs. Uncertainty surrounding the overall health and future of the global economy remained at the forefront of the market’s attention. Central banks, some reversing their position from 2018 and others continuing theirs, provided a supportive backdrop for financial markets. The year supplied various headlines including negative interest rates, Brexit, trade wars, social protests, geopolitical tensions and others. There was no shortage of “news-of-the-day” events for markets to focus on. While we are pleased to report such strong returns, we would caution that the short-term nature of these returns could lead to a temporary short-term correction. As always, we believe a long-term focus is paramount for equity investing.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (888) 661-6691 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle Global Opportunities Fund	2019 Annual Commentary

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

Performance Review

The Aristotle Global Opportunities Fund posted a total return of 27.55% at NAV for the year ending December 31, 2019, while the MSCI ACWI Index (net) returned 26.60% over the same period.

The Fund’s outperformance relative to the MSCI ACWI Index (net) over the period resulted primarily from security selection. Security selection in Materials, Consumer Discretionary and Health Care were the largest contributors to relative performance for the year. Conversely, security selection in Energy and Information Technology, combined with security selection and an underweight to Consumer Staples, were the primary detractors to relative performance.

Compared to the Index, the Fund remains underweight U.S. equities and overweight Japanese equities; this relative positioning is the result of bottom-up, fundamental analysis and not an expression of a top-down macro view. Security selection in the United States contributed the most to relative performance for the year, while security selection in Canada had the largest negative impact on relative performance.

Aristotle Global Opportunities Fund	2019 Annual Commentary

2019 Top Contributors to Fund Return	2019 Top Detractors from Fund Return
Microsoft	Peyto Exploration & Development
LVMH Moët Hennessy Louis Vuitton	Cameco
Martin Marietta Materials	Walgreens Boots Alliance
Samsung Electronics	UBS Group
Oshkosh	Carnival

LVMH Moët Hennessy Louis Vuitton (LVMH), a global luxury goods company, was one of the leading contributors for the year. Shares of the company advanced following strong quarterly earnings reports, despite macroeconomic concerns such as weakening Chinese consumer demand and the Hong Kong protests. We were particularly encouraged by the continued strength of the Fashion & Leather Goods segment. Additionally, LVMH announced an agreement to acquire Tiffany & Co., the luxury jeweler, during the fourth quarter. The $16.2 billion acquisition (expected to close in the middle of 2020) is the company’s largest ever and, in our view, another example of LVMH’s founder and CEO Bernard Arnault’s unique capabilities. In acquiring Tiffany, LVMH will roughly triple its market share in the attractive branded jewelry segment of the luxury goods market. Moreover, the company, we believe, will be able to rely on its playbook from the previously successful acquisition of Bvlgari. LVMH is likely to focus on leveraging its scale, as well as increasing store productivity at Tiffany, potentially leading to new catalysts for LVMH.

Aggregates producer Martin Marietta Materials was also one of the leading contributors during the year. Shares advanced as the company continuously delivered records for revenues, gross profit, EBITDA and profit margins, beat expectations, and raised full-year guidance. Within the results, we were particularly encouraged by growth in volumes, stronger pricing and the expansion in profit margins. Shipments of aggregates have materially increased as customers benefit from the continued funding of the FAST Act and the numerous weather-deferred projects and backlogs. (Recall the extreme weather experienced during 2018.) Pricing has benefited, we believe, from prior acquisitions and industry consolidation, a key catalyst we previously identified. Furthermore, management provided an encouraging outlook for volumes and pricing for 2020 across the company’s end-markets.

Carnival, the world’s largest and most diversified cruise operator, was one of this year’s primary detractors. Shortly after our purchase in the second quarter, the company reported weaker-than-expected quarterly results and reduced guidance. Results and guidance were impacted by softer demand in Europe as well as one-time items. Concerns were compounded in the third quarter as management provided a weak fourth quarter yield guidance and stated that booking volumes and price in the first half of 2020 were softer than that of the prior year. Nevertheless, our long-term view of Carnival is unchanged by a couple quarters’ results. We make no attempts at “timing” short-term events, such as quarterly earnings, and instead focus on the long-term, understanding there may be bumps along the way. We believe that Carnival possesses numerous characteristics we deem to be high quality, including: scale and number one market share position (>40% of capacity) in a consolidated industry (top-three account for almost 75%); well-known brands; high barriers to entry, given the capital required to build new cruise ships coupled with limited shipbuilder capacity; diversified business by brands and regions; and demonstrated improvement in returns on invested capital (ROIC). Within our time horizon, we feel that catalysts such as improvement in net yields (aka pricing) via better revenue management systems (Yoda) and higher onboard spending (Ocean Medallion); share gains from land-based alternatives, as the company’s product offerings benefit from the increase in consumer “experiential” spending (particularly with Millennial consumers); further improvements in ROIC as newer, more efficient ships enter the fleet; and value-accretive deployment of free cash flow will unlock significant value in the long-run.

Aristotle Global Opportunities Fund	2019 Annual Commentary

Walgreens Boots Alliance (Walgreens), the largest retail pharmacy destination across the United States and Europe, was also one of the main detractors during the year. Walgreens has over 9,000 stores and processes over 20% of all prescription drugs in the United States. Despite this scale, shares have declined, as the pharmacy industry is encountering headwinds. While prices that pharmacies like Walgreens pay for generic drugs have been falling, the rates at which insurers reimburse have been falling faster. These headwinds have caused profit margins to decline in the near term. Additionally, the company announced the closure of 200 stores in the U.S. as part of its transformational cost management program. Although shares briefly rallied amidst rumors of a potential leveraged buyout of the company, the complexity and size of such a deal makes it unlikely which has sent shares trending downward to finish the year. Nevertheless, we believe Walgreens’ strategy of cultivating strategic partnerships (e.g., AmerisourceBergen, LabCorp, FedEx and Microsoft, to name a few) rather than a vertical integration approach, uniquely positions the company to thrive over the long term in the shifting health care value chain.

Aristotle Global Opportunities Fund	2019 Annual Commentary

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2019 Fund Purchases		2019 Fund Sales
General Dynamics	1Q2019	Givaudan	1Q2019
Novartis	1Q2019	Kimberly-Clark de México	1Q2019
Symrise	1Q2019	Kroger	1Q2019
Alcon	2Q2019	Mondelēz International	2Q2019
Carnival	2Q2019	Ecolab	3Q2019
Coca-Cola	2Q2019	Agnico Eagle Mines	4Q2019
RPM International	3Q2019	Ameriprise Financial	4Q2019
Axalta Coating Systems	4Q2019	Peyto Exploration & Development	4Q2019
Chubb	4Q2019	PPG Industries	4Q2019
DBS Group	4Q2019	UBS Group	4Q2019
KDDI	4Q2019

One of our objectives is to clearly articulate the thought process behind our investments to our fellow shareholders. Below is an example of a sale (Agnico Eagle Mines) and a purchase (Axalta) we made in the Fund this year. Those securities were the last sale and purchase for the year.

We first invested in Agnico Eagle Mines in the third quarter of 2015. During our four-year holding period, the company executed on a number of catalysts, including completing construction programs for two new mines in Nunavut, Canada. While we continue to admire this unique gold miner, we exited our position, as the company’s stock price reached our estimate of intrinsic value.

Axalta is a global manufacturer, marketer and distributor of high-performance coating systems. The company’s principal coating markets include automotive refinish and light vehicle & commercial (e.g., truck, bus and rail) OEM, as well as several niche industrial markets. With a history dating back to 1866, today, Axalta has a diverse global footprint and serves customers in 130 countries through an extensive sales force and technical support organization, as well as through over 4,000 independent, locally based distributors.

Aristotle Global Opportunities Fund	2019 Annual Commentary

High-Quality Business

Some of the quality characteristics we have identified for Axalta include:

•	Strong market position in the global coatings industry, including a 25% share of the automotive refinish market;
•	Axalta’s products oftentimes represent a small percentage of the overall cost of a final product but can be critical to customer satisfaction, a dynamic that can lead to pricing power; and
•	Possesses a difficult-to-replicate global footprint, broad product portfolio and technical expertise.

Attractive Valuation

We believe current valuation does not reflect our estimate of Axalta’s intrinsic value given our estimate for higher normalized operating margins and earnings. Using our estimate of normalized free cash flows results in a nearly 10% Cash Flow Return on Economic Value (CFRoEV) and suggests Axalta’s current stock price is offered at a discount to our estimate of its intrinsic value.

Compelling Catalysts

Catalysts we have identified for Axalta, which we believe will cause its stock price to appreciate over our three- to five-year investment horizon, are:

•	Continued consolidation within the coatings industry can benefit Axalta’s North American and European refinish and automotive OEM business;
•	Increased market share for the refinish business in emerging markets, particularly Asia, where the market is fragmented, as well as in North America where multi-service operators are playing, we believe, an increasingly important role; and
•	Sustained and increasing free cash flow on account of low maintenance capex and cost-reduction initiatives.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

Aristotle Global Opportunities Fund	2019 Annual Commentary

Outlook

While we are proud of our performance for the year, we would like to highlight that we neither invest for, nor evaluate ourselves over, such a short time frame. “Not every quarter; not every year” is an expression we often use to remind ourselves of our true investment objective: to invest with a three- to five-year time horizon, in a collection of what we believe to be high-quality businesses, trading at a discount to our estimate of their intrinsic worth. The equity markets will continue to go up and to go down, as they always do, while we will continue to adhere to our investment discipline, regardless of market volatility.

Gregory Padilla, CFA Principal, Portfolio Manager	Alberto Jimenez Crespo, CFA Principal, Portfolio Manager	Howard Gleicher, CFA CEO & Chief Investment Officer

Aristotle Global Opportunities Fund	2019 Annual Commentary

Aristotle/Saul Global Opportunities Fund (Class I)

Performance Update	December 31, 2019

Total Return	4Q19	1 Year	3 Years	5 Years	7 Years	Annualized Since Inception (3/30/12)	Gross/Net Expense Ratio
ARSOX Class I	7.90%	27.55%	9.98%	8.18%	7.22%	6.76%	1.06% / 0.80%
MSCI ACWI Index (Net)	8.95%	26.60%	12.44%	8.41%	9.73%	9.26%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2021, to the extent that the total annual operating expenses do not exceed 0.80% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of December 31, 2019 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings in the last 12 months are available upon request.

Aristotle Global Opportunities Fund	2019 Annual Commentary

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, emerging markets, short sales, derivatives, below-investment-grade bonds, convertible securities and ETFs.

Foreign securities have additional risks, including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less-efficient trading markets, and differing auditing controls and legal standards.

Investments in emerging markets involve even greater risks. The use of short sales and ETFs may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales and futures contracts leverages the Fund’s portfolio. The Fund’s use of leverage can make the Fund more volatile and magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative may not correlate with the underlying securities or other securities held directly by the Fund. Such risks include gains or losses that, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended, which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Definitions:

•	The MSCI All Country World Index (ACWI) captures large and mid capitalization representation across 23 developed markets and 24 emerging markets countries. With over 2,700 constituents, the Index covers approximately 85% of the global investable equity opportunity set.
•	The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 developed markets countries and 24 emerging markets countries.
•	The MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 developed markets countries and 24 emerging markets countries.
•	The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

The volatility (beta) of the Fund may be greater or less than that of the benchmarks. An investor cannot invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

Aristotle Global Opportunities Fund	2019 Annual Commentary

The companies identified herein are examples of holdings and are subject to change without notice. The companies have been selected to help illustrate the investment process described herein. A complete list of holdings is available upon request. This information should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any of the holdings listed have been or will be profitable, or that investment decisions made in the future will be profitable. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs.

As of December 31, 2019, the ten largest holdings in the Fund and their weights as a percent of total net assets were: Microsoft, 4.01%; Samsung Electronics, 3.52%; Sony, 2.99%; Martin Marietta Materials, 2.78%; Danaher, 2.62%; Amgen, 2.60%; PayPal Holdings, 2.60%; LVMH Moët Hennessy Louis Vuitton, 2.57%; Medtronic, 2.42%; Dassault Systèmes, 2.40%.

Aristotle/Saul Global Opportunities Fund

FUND PERFORMANCE at December 31, 2019 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI All Country World Index (MSCI ACWI). Results include the reinvestment of all dividends and capital gains.

The MSCI All Country World Index (ACWI) captures large and mid capitalization representation across 23 developed markets and 24 emerging markets countries. With over 2,700 constituents, the Index covers approximately 85% of the global investable equity opportunity set. The index does not reflect expenses, fees, or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2019	1 Year	5 Years	Since Inception	Inception Date
Aristotle/Saul Global Opportunities Fund – Class I	27.55%	8.18%	6.76%	03/30/12
MSCI ACWI	26.60%	8.41%	9.26%	03/30/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Class I shares were 1.06% and 0.80%, respectively, which were the amounts stated in the current prospectus dated May 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.80% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle/Saul Global Opportunities Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS — 98.5%
	AUSTRIA — 1.8%
33,200	Erste Group Bank A.G.*	$1,247,069
	CANADA — 1.3%
103,000	Cameco Corp.	915,309
	FRANCE — 6.9%
10,300	Dassault Systemes S.E.	1,693,174
3,900	LVMH Moet Hennessy Louis Vuitton S.E.	1,811,980
24,700	TOTAL S.A.	1,363,141
		4,868,295
	GERMANY — 2.1%
13,800	Symrise A.G.	1,450,509
	HONG KONG — 2.2%
149,600	AIA Group Ltd.	1,570,432
	IRELAND — 2.4%
15,000	Medtronic PLC	1,701,750
	JAPAN — 18.3%
46,200	Astellas Pharma, Inc.	788,633
16,200	Hoshizaki Corp.	1,444,394
47,500	KDDI Corp.	1,417,228
90,100	Kubota Corp.	1,414,863
57,200	Marui Group Co., Ltd.	1,394,682
115,300	Mitsubishi UFJ Financial Group, Inc.	623,351
10,400	Nidec Corp.	1,420,472
78,100	ORIX Corp.	1,294,224
30,900	Sony Corp.	2,098,039
144,300	Toray Industries, Inc.	977,708
		12,873,594
	KOREA (REPUBLIC OF-SOUTH) — 3.5%
63,000	Samsung Electronics Co., Ltd.	2,466,567
	NETHERLANDS — 1.9%
12,700	Heineken N.V.	1,352,198
	SINGAPORE — 2.0%
71,500	DBS Group Holdings Ltd.	1,378,557

Aristotle/Saul Global Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	SPAIN — 1.2%
154,200	Banco Bilbao Vizcaya Argentaria S.A.	$861,894
	SWEDEN — 1.9%
57,200	Assa Abloy A.B. - Class B	1,337,069
	SWITZERLAND — 5.6%
22,800	Alcon, Inc.*	1,291,430
8,400	Chubb Ltd.	1,307,544
13,900	Novartis A.G.	1,316,185
		3,915,159
	UNITED KINGDOM — 2.0%
24,000	Unilever N.V.	1,379,159
	UNITED STATES — 45.4%
5,100	Adobe, Inc.*	1,682,031
7,600	Amgen, Inc.	1,832,132
34,000	Axalta Coating Systems Ltd.*	1,033,600
46,700	Bank of America Corp.	1,644,774
27,100	Carnival PLC	1,308,152
29,300	Coca-Cola Co.	1,621,755
12,000	Danaher Corp.	1,841,760
6,500	General Dynamics Corp.	1,146,275
31,200	Halliburton Co.	763,464
24,700	Lennar Corp. - Class A	1,378,013
772	Lennar Corp. - Class B	34,509
7,000	Martin Marietta Materials, Inc.	1,957,480
15,500	Microchip Technology, Inc.	1,623,160
17,900	Microsoft Corp.	2,822,830
17,600	Oshkosh Corp.	1,665,840
16,900	PayPal Holdings, Inc.*	1,828,073
22,000	Penske Automotive Group, Inc.	1,104,840
8,200	Pioneer Natural Resources Co.	1,241,234
19,687	RPM International, Inc.	1,511,174
27,500	Sensata Technologies Holding PLC*	1,481,425
40,600	Twitter, Inc.*	1,301,230
17,400	Walgreens Boots Alliance, Inc.	1,025,904
		31,849,655
	TOTAL COMMON STOCKS
	(Cost $54,638,994)	69,167,216

Aristotle/Saul Global Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Principal Amount		Value
	SHORT-TERM INVESTMENTS — 1.5%
$1,060,515	UMB Money Market Fiduciary, 0.247%1	$1,060,515
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,060,515)	1,060,515

	TOTAL INVESTMENTS — 100.0%
	(Cost $55,699,509)	70,227,731
	Other Assets in Excess of Liabilities — 0.0%	12,481
	TOTAL NET ASSETS — 100.0%	$70,240,212

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund

SUMMARY OF INVESTMENTS

As of December 31, 2019

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	20.2%
Financials	14.1%
Industrials	14.1%
Health Care	12.5%
Consumer Discretionary	10.0%
Materials	9.9%
Consumer Staples	7.7%
Energy	6.1%
Communications	3.9%
Total Common Stocks	98.5%
Short-Term Investments	1.5%
Total Investments	100.0%
Other Assets in Excess of Liabilities	0.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund	2019 Annual Commentary

Dear Fellow Shareholders,

Markets Review

Global equity markets rallied during the fourth quarter. Meanwhile, global bonds were relatively flat as concerns surrounding the global economy eased throughout the period. Once again, investors’ attention seemed to remain focused on the progression of the trade negotiations between the United States and China. The two sides reported significant progress throughout the last quarter of the year, eventually reaching a “phase one” deal.

Brexit also continued to capture the market’s attention. Prime Minister Boris Johnson failed to push through his “no-deal” Brexit proposition in October, and he subsequently called for an early election to break the deadlock. Johnson went on to win the election decisively, and he has promised to complete Brexit by the end of 2020.

Lastly, the Hong Kong protests also received coverage throughout the fourth quarter. After coming off the country’s first recession in a decade, Hong Kong’s security chief officially withdrew the extradition bill in October, the initial source of the protests. Nevertheless, demonstrations have continued, which brings the count to seven straight months.

Overall, the MSCI ACWI ex USA Index (net) returned 21.51% for the year. Strength was broad-based as all regions posted positive returns, with Canada finishing as the strongest performer. Concurrently, the Bloomberg Barclays Global Aggregate Bond Index finished the year up 6.84%, a figure that appears more “equity-like.” In terms of style, growth indices continued to outperform their value counterparts, which brings growth’s outperformance to double digits for the year. For the calendar-year period, the MSCI EAFE Index (net) was up 22.01%.

What a difference a year can make. After negative returns in 2018, global equity markets and, indeed, nearly every asset class experienced impressive gains in 2019. With 2019 calendar-year returns of more than 25% across major global equity markets, many indices are now at or near all-time highs. Uncertainty surrounding the overall health and future of the global economy remained at the forefront of the market’s attention. Central banks, some reversing their position from 2018 and others continuing theirs, provided a supportive backdrop for financial markets. The year supplied various headlines, including negative interest rates, Brexit, trade wars, social protests, geopolitical tensions and others. There was no shortage of “news-of-the-day” events for markets to focus on. While we are pleased to report such strong returns, we would caution that the short-term nature of these returns could lead to a temporary short-term correction. As always, we believe a long-term focus is paramount for equity investing.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle International Equity Fund	2019 Annual Commentary

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

Performance Review

For the year, the Aristotle International Equity Fund returned 23.98% at NAV, outperforming the 22.01% total return of the MSCI EAFE Index (net).

The primary source of the Fund’s outperformance for the year relative to the MSCI EAFE Index (net) was security selection. Relative sector weights, the by-product of our bottom-up stock selection decisions, added to relative performance, albeit more modestly. Security selection in the Financials, Consumer Discretionary and Information Technology sectors positively impacted returns. On the other hand, an underweight to the Health Care sectors, combined with security selection in the Consumer Staples and Health Care sectors, detracted value.

2019 Top Contributors to Fund Return	2019 Top Detractors to Fund Return
LVMH Moët Hennessy Louis Vuitton	Cameco
Accenture	Carnival
Brookfield Asset Management	Unilever
Experian	Alcon
Dassault Systèmes	Magna International

LVMH Moët Hennessy Louis Vuitton (LVMH), a global luxury goods company, was one of the leading contributors for the year. Shares of the company advanced following strong quarterly earnings reports, despite macroeconomic concerns such as weakening Chinese consumer demand and the Hong Kong protests. We were particularly encouraged by the continued strength of the Fashion & Leather Goods segment. Additionally, LVMH announced an agreement to acquire Tiffany & Co., the luxury jeweler during the fourth quarter. The $16.2 billion acquisition (expected to close in the middle of 2020) is the company’s largest ever and, in our view, another example of LVMH’s founder and CEO Bernard Arnault’s unique capabilities. In acquiring Tiffany, LVMH will roughly triple its market share in the attractive branded jewelry segment of the luxury goods market. Moreover, the company, we believe, will be able to rely on its playbook from the previously successful acquisition of Bvlgari. LVMH is likely to focus on leveraging its scale, as well as increasing store productivity at Tiffany, potentially leading to new catalysts for LVMH.

Aristotle International Equity Fund	2019 Annual Commentary

Dassault Systèmes (Dassault), a 3D design and product lifecycle management software company, was also a leading contributor this year. During the year, the company reported a string of solid quarterly reports that demonstrated strong revenue growth in both software and services. Furthermore, Dassault announced new deal wins for its 3DEXPERIENCE platform, with BHP in the first quarter, and Lockheed Martin and Toyota in the fourth quarter. In our view, the strategic partnership with BHP, a leading global resources company, reaffirms the company’s ability to attract key players in target verticals. Additionally, the contract with Lockheed Martin and past wins with Boeing and Airbus further solidify Dassault as an industry leader. Lastly, the agreement with Toyota serves as a critical reference point for the company’s standing in the automotive industry. Contract wins with the likes of BHP, Lockheed Martin and Toyota can serve to further increase our estimate of intrinsic value for Dassault beyond the direct contracts, as this may result in other members of the respective industries’ value chains becoming larger or new clients of Dassault. Also during the fourth quarter, Dassault completed its acquisition of Medidata, a health care software company that focuses on product development and clinical trials, and hosted an event showcasing the new Life Sciences segment, which is predominantly made up of the legacy Medidata business.

Unilever, a global consumer goods company, was one of the main detractors for the year. After reporting a couple of in-line earnings reports early in the year, shares started to trend downward due to macroeconomic concerns in the U.K. Nevertheless, management released another in-line earnings report early in the fourth quarter and was upbeat during its capital markets day event. However, shares fell in mid-December following a disappointing trading update that lowered top-line guidance for full-year 2019 and the first half of 2020 to the lower end of prior ranges. Management attributed the revision to headwinds in South Asia (particularly India), West Africa and North America. While the company did not lower its estimates of earnings or cash flow, the market reaction suggests there may be diminished confidence in the company’s ability to meet or exceed 2020 targets of 3%-5% sales growth and 20% operating margins. Our interest is not in predicting the timing of when Unilever may achieve its targets. Rather than focusing on short-term targets, we prefer to focus on Unilever’s ability to reinvest in its brands while continuously seeking to improve efficiency. Should the company be able to execute on these catalysts, then we believe the inevitable short-term macro challenges will prove just that: short term.

Carnival, the world’s largest and most diversified cruise operator, was also one of this year’s primary detractors. Shortly after our purchase in the second quarter, the company reported weaker-than-expected quarterly results and reduced guidance. Results and guidance were impacted by softer demand in Europe as well as one-time items. Concerns were compounded in the third quarter as management provided a weak fourth quarter yield guidance and stated that booking volumes and price in the first half of 2020 were softer than that of the prior year. Nevertheless, our long-term view of Carnival is unchanged by a couple quarters’ results. We make no attempts at “timing” short-term events, such as quarterly earnings, and instead focus on the long-term, understanding there may be bumps along the way. We believe that Carnival possesses numerous characteristics we deem to be high quality, including: scale and number one market share position (>40% of capacity) in a consolidated industry (top-three account for almost 75%); well-known brands; high barriers to entry, given the capital required to build new cruise ships coupled with limited shipbuilder capacity; diversified business by brands and regions; and demonstrated improvement in returns on invested capital (ROIC). Within our time horizon, we feel that catalysts such as improvement in net yields (aka pricing) via better revenue management systems (Yoda) and higher onboard spending (Ocean Medallion); share gains from land-based alternatives, as the company’s product offerings benefit from the increase in consumer “experiential” spending (particularly with Millennial consumers); further improvements in ROIC as newer, more efficient ships enter the fleet; and value-accretive deployment of free cash flow will unlock significant value in the long-run.

Aristotle International Equity Fund	2019 Annual Commentary

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2019 Fund Purchases		2019 Fund Sales
Symrise	1Q2019	Kimberly- Clark de México	1Q2019
Samsung Electronics	1Q2019	Givaudan	1Q2019
Alcon	2Q2019	Astellas Pharma	2Q2019
Carnival	2Q2019	Schlumberger	3Q2019
Magna International	4Q2019

One of our objectives is to clearly articulate the thought process behind our investments to our fellow shareholders. Below is an example of a sale (Schlumberger) and a purchase (Magna International) we made in the Fund this year. Those securities were the last sale and purchase for the year.

We exited our investment in Schlumberger during the third quarter and used the proceeds of the sale to increase our position in Total. Since acquiring a stake in Schlumberger in early 2016, the company (and the offshore oilfield services industry in general) has faced meaningful challenges. More recently, long-serving Chairman and CEO Paal Kibsgaard announced his retirement, and the company is now under new leadership. While we believe the company has navigated these challenges well, we prefer to monitor Schlumberger (and its new CEO Olivier Le Peuch) from the sidelines. As such, we exited our position in the company.

Magna International (Magna) is the world’s third-largest automotive supplier, with more than $40 billion in sales in 2018 and a global footprint including more than 400 manufacturing and product development centers in 28 countries. Founded in 1957, the company has established and maintained its position as a market leader through periods of technological advancement, regulatory changes and shifting competitive dynamics. While peers have increasingly pursued a specialized offering, Magna has remained committed to providing customers a diverse set of critical and innovative parts across a wide set of product lines, including chassis, seats, powertrains, roof systems and other various parts integral to vehicles.

Aristotle International Equity Fund	2019 Annual Commentary

We believe Magna is uniquely positioned to benefit from the extreme uncertainties currently facing the global auto industry. In fact, the current uncertainties, we believe, act as a meaningful catalyst in Magna’s favor as original equipment manufacturers (OEMs) such as General Motors and Volkswagen increasingly outsource.

High-Quality Business

Some of the quality characteristics we have identified for Magna include:

•	Leading market share in most of its core markets and products;
•	Stable business despite operating within a cyclical industry, due in part to a diverse product mix, relationships with every major OEM, and Magna’s capabilities in lightweighting, electrification and other automotive technologies; and
•	History of financial stability, including high returns on capital, low debt and high free cash flow generation that has been returned to shareholders. (Share count has been reduced by over 35% since the end of 2010.)

Attractive Valuation

Given our estimates of normalized earnings, we believe Magna’s current stock price is offered at a discount to our estimate of the company’s intrinsic value. Using our estimate of normalized free cash flows results in a Cash Flow Return on Economic Value (CFRoEV) of more than 10%, which we believe is an attractive valuation for this business.

Compelling Catalysts

Catalysts we have identified for Magna, which we believe will cause its stock price to appreciate over our three- to five-year investment horizon, include:

•	Share gains from additional outsourcing demand throughout the coming decade;
•	Increased demand from current industry shifts toward electrification and autonomous driving, which require lightening of vehicles and increased advanced driver assistance systems (ADAS), two areas in which Magna specializes;
•	Geographic expansion into non-North America markets, particularly Asia; and
•	Higher content per vehicle should benefit Magna as the industry shifts toward full electrification.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

Aristotle International Equity Fund	2019 Annual Commentary

Outlook

While we are proud of our performance for the year, we would like to highlight that we neither invest for, nor evaluate ourselves over, such a short time frame. “Not every quarter; not every year” is an expression we often use to remind ourselves of our true investment objective: to invest with a three- to five-year time horizon, in a collection of what we believe to be high-quality businesses, trading at a discount to our estimate of their intrinsic worth. The equity markets will continue to go up and to go down, as they always do, while we will continue to adhere to our investment discipline, regardless of market volatility.

Sean Thorpe Principal, Portfolio Manager	Geoffrey Stewart, CFA Principal, Portfolio Manager	Howard Gleicher, CFA CEO & Chief Investment Officer

Aristotle International Equity Fund	2019 Annual Commentary

Aristotle International Equity Fund (Class I)

Performance Update	December 31, 2019

Total Return	4Q19	1 Year	3 Years	5 Years	Annualized Since Inception (3/31/14)	Gross/Net Expense Ratio
ARSFX Class I	6.94%	23.98%	11.07%	6.30%	4.00%	1.36% / 0.80%
MSCI EAFE Index (Net)	8.17%	22.01%	9.56%	5.67%	3.88%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2021, to the extent that the total annual operating expenses do not exceed 0.80% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of December 31, 2019 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings are available within the last 12 months.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, emerging markets, small-capitalization and mid-capitalization companies.

Aristotle International Equity Fund	2019 Annual Commentary

Foreign securities have additional risks, including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less-efficient trading markets, and differing auditing controls and legal standards. Investments in emerging markets involve even greater risks. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general.

Definitions:

•	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
•	The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 developed market countries (excluding the United States) and 23 emerging market countries. With over 1,800 constituents, the Index covers approximately 85% of the global equity opportunity set outside the United States.
•	The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
•	The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

The volatility (beta) of the Fund may be greater or less than its respective benchmarks. It is not possible to invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2019, the ten largest holdings in the Fund and their weights as a percent of total net assets were: Accenture, 3.66%; LVMH Moët Hennessy Louis Vuitton, 3.66%; Brookfield Asset Management, 3.63%; Sony, 3.29%; Compass Group, 3.12%; Heineken, 3.07%; Experian, 3.04%; Safran, 3.04%; Nidec, 3.01%; Dassault Systèmes, 2.94%.

Aristotle International Equity Fund

FUND PERFORMANCE at December 31, 2019 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI Europe, Australian, Far East Index (MSCI EAFE). Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2019	1 Year	5 Years	Since Inception	Inception Date
Aristotle International Equity Fund – Class I	23.98%	6.30%	4.00%	03/31/14
MSCI EAFE Index	22.01%	5.67%	3.88%	03/31/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Class I shares were 1.36% and 0.80%, respectively, which were the amounts stated in the current prospectus dated May 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.80% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle International Equity Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS — 97.5%
	AUSTRIA — 2.2%
53,800	Erste Group Bank A.G.*	$2,020,852
	CANADA — 7.1%
57,500	Brookfield Asset Management, Inc. - Class A	3,322,212
87,800	Cameco Corp.	780,234
43,200	Magna International, Inc.	2,368,582
		6,471,028
	FRANCE — 15.0%
30,400	Amundi S.A.[1]	2,383,578
16,350	Dassault Systemes S.E.	2,687,709
7,200	LVMH Moet Hennessy Louis Vuitton S.E.	3,345,194
18,000	Safran S.A.	2,779,249
45,200	TOTAL S.A.	2,494,492
		13,690,222
	GERMANY — 4.4%
18,300	BASF S.E.	1,378,667
24,700	Symrise A.G.	2,596,201
		3,974,868
	HONG KONG — 2.7%
233,400	AIA Group Ltd.	2,450,126
	IRELAND — 6.7%
15,900	Accenture PLC - Class A	3,348,063
82,100	Experian PLC	2,775,456
		6,123,519
	JAPAN — 20.8%
24,100	Hoshizaki Corp.	2,148,760
83,500	KDDI Corp.	2,491,337
109,000	Kubota Corp.	1,711,654
101,200	Marui Group Co., Ltd.	2,467,514
19,900	Nidec Corp.	2,718,018
105,200	ORIX Corp.	1,743,308
77,900	Shinsei Bank Ltd.	1,188,535
44,200	Sony Corp.	3,001,079
223,300	Toray Industries, Inc.	1,512,975
		18,983,180

Aristotle International Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	KOREA (REPUBLIC OF-SOUTH) — 2.9%
53,700	Samsung Electronics Co., Ltd.	$2,587,636
	NETHERLANDS — 5.4%
20,400	Akzo Nobel N.V.	2,074,096
26,400	Heineken N.V.	2,810,867
		4,884,963
	SINGAPORE — 2.4%
115,200	DBS Group Holdings Ltd.	2,221,116
	SPAIN — 1.5%
245,800	Banco Bilbao Vizcaya Argentaria S.A.	1,373,888
	SWEDEN — 2.1%
81,600	Assa Abloy A.B. - Class B	1,907,427
	SWITZERLAND — 6.7%
38,100	Alcon, Inc.*	2,158,047
24,000	Novartis A.G.	2,272,551
133,900	UBS Group A.G.*	1,689,730
		6,120,328
	UNITED KINGDOM — 12.8%
100,000	Close Brothers Group PLC	2,116,837
47,000	Coca-Cola European Partners PLC	2,391,360
113,800	Compass Group PLC	2,849,145
23,300	Reckitt Benckiser Group PLC	1,891,717
42,600	Unilever N.V.	2,448,007
		11,697,066
	UNITED STATES — 4.8%
44,300	Carnival PLC	2,138,418
42,200	Sensata Technologies Holding PLC*	2,273,314
		4,411,732
	TOTAL COMMON STOCKS
	(Cost $79,706,390)	88,917,951

Aristotle International Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Principal Amount		Value
	SHORT-TERM INVESTMENTS — 2.5%
$2,317,563	UMB Money Market Fiduciary, 0.247%[2]	$2,317,563
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,317,563)	2,317,563

	TOTAL INVESTMENTS — 100.0%
	(Cost $82,023,953)	91,235,514
	Liabilities in Excess of Other Assets — (0.0)%	(10,988)
	TOTAL NET ASSETS — 100.0%	$91,224,526

PLC – Public Limited Company

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $2,383,578, which represents 2.6% of total net assets of the Fund.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund

SUMMARY OF INVESTMENTS

As of December 31, 2019

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	22.5%
Industrials	17.9%
Consumer Discretionary	14.4%
Technology	12.7%
Consumer Staples	10.5%
Materials	8.3%
Health Care	4.9%
Energy	3.6%
Communications	2.7%
Total Common Stocks	97.5%
Short-Term Investments	2.5%
Total Investments	100.0%
Liabilities in Excess of Other Assets	(0.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund	2019 Annual Commentary

Dear Fellow Shareholders,

Summary

Corporate credit markets, led by high yield bonds and floating-rate bank loans, performed strongly in 2019 as both risk-free rates and corporate credit spreads rallied. Performance during the fourth quarter was boosted by a phase one trade deal between the United States and China, modestly improved economic data and accommodative central bank policies.

Market Environment

Corporate credit benefited from strong risk sentiment, driven by easing trade tensions, slightly better-than-expected economic conditions, central bank easings, and rising equity prices.

Modestly improved economic conditions and the avoidance of additional tariffs between the United States and China, as well as between the United States and Europe, contributed to the supportive backdrop. Additionally, central banks continued to provide support for risk assets, with the Fed cutting the Fed Funds rate in October for the third time in 2019, and both the Fed and the European Central Bank (ECB) unveiling plans to continue to support the economy and financial markets by further expanding their balance sheets. After ending the previous two quarters with an inverted yield curve in the United States, the rise in 10-year Treasury yields and decline in short-term yields led to a steeper, positive yield curve in the fourth quarter. The 10-year yield rose from 1.68% at the end of September to 1.92% at the end of the year, while the 2-year yield fell from 1.63% to 1.58% and the 3-month yield fell from 1.88% to 1.55%.

Corporate credit spreads declined meaningfully in December and throughout the year, ending 2019 near multi-year lows. Defaults decreased in the fourth quarter, with a quarterly default volume of $13.7 billion (bonds and loans) compared to $16.0 billion in the third quarter. Excluding the Energy industry, we believe the overall default environment continues to be benign with current default rates well below long-term averages. Additionally, net supply in the high yield market remains low, which should provide support to the corporate credit market.

High yield bonds, as measured by the FTSE BB/B Excluding B/CCC Splits Index, performed the strongest during the year with a return of 14.66%; bank loans, as measured by the Credit Suisse Leveraged Loan Index, returned 8.17%; and investment grade corporates, as measured by the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index, returned 14.54% for the year.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle Strategic Credit Fund	2019 Annual Commentary

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

Performance Review

For the year ending December 31, 2019, the Aristotle Strategic Credit Fund returned 11.71% at NAV, outperforming the 11.16% return of the Fund’s blended benchmark, but underperforming the 15.18% return of the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index.

Security selection was a strong contributor to relative performance, driven by positive selection within the Insurance, Technology and REITs & Real Estate Related industries. This was partially offset by negative security selection within the Media Entertainment, Gaming and Finance Companies industries.

Industry allocation also added value, driven by the Fund’s underweight position in Energy and overweight positions in Building Materials & Home Construction and Gaming. Underweight exposures to Media Entertainment, Retailers & Restaurants and Banking all detracted value over the period.

Sector rotation also added value, albeit more modestly. An increased exposure to interest rate sensitive investment grade bonds, combined with a decreased exposure to floating-rate bank loans, had a positive impact on performance as interest rates rallied during the year.

Outlook and Strategy

We believe accommodative central bank policies, reaccelerating earnings growth and continued demand for assets with yield should support corporate credit markets in 2020; however, given the low current level of corporate bond yields and strong performance in 2019, we believe investors are set to experience a more coupon-like return environment in 2020.

We believe that sluggish global economic growth, tame inflation, accommodative central bank policies, and negative risk-free rates overseas will provide a strong bid to U.S. risk-free assets; and that a still healthy U.S. economy, albeit growing at a more moderate pace, should continue to support the corporate credit market. Despite expectations of a more benign macro environment compared to the end of 2018/beginning of 2019, policy risk around trade negotiations, uncertainty regarding the U.S. presidential election and corporate bond and loan spreads near multi-year lows may limit price appreciation in 2020.

Aristotle Strategic Credit Fund	2019 Annual Commentary

In our view, higher quality corporate credit will likely see spreads relatively range-bound, also, due to a modestly supportive U.S. economic backdrop, the strong global bid for yield, and fair valuations. In addition, we believe equity and bond investors will continue to favor companies with more modest or declining leverage, providing further support for valuations. Lastly, we remain cautious on the more speculative and distressed segments of the market and believe that absolute yields in this area of the market do not compensate investors for the additional risks.

The Fund remains overweight in investment grade corporates and high yield bonds, with an underweight to floating-rate bank loans. Over the last year, we have shifted exposure from bank loans to investment grade corporates.

As of December 31, 2019, the Fund was composed of 45.1% investment grade corporates, 37.7% high yield bonds and 12.5% bank loans, with the balance in cash. The shift from bank loans to investment grade bonds has been based on the current interest rate environment and concerns regarding deteriorating fundamentals and covenants within the bank loan market.

The Fund’s significant active exposures at year-end included overweights in the Insurance, REITs and Real Estate Related, Telecommunications and Finance Companies industries and underweights in the Banking, Technology, Media Entertainment and Energy industries.

Douglas Lopez, CFA Principal, Portfolio Manager	Terence Reidt, CFA Principal, Portfolio Manager

Aristotle Strategic Credit Fund	2019 Annual Commentary

Aristotle Strategic Credit Fund (Class I)

Performance Update	December 31, 2019

Total Return	4Q19	1 Year	3 Years	5 Years	Annualized Since Inception (12/31/14)	Gross/Net Expense Ratio
ARSSX Class I	1.27%	11.71%	4.69%	4.44%	4.44%	4.03% / 0.62%
Blended Benchmark*	1.77%	11.16%	5.19%	4.82%	4.82%	N/A
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index	2.52%	15.18%	6.51%	6.05%	6.05%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2020, to the extent that the total annual operating expenses do not exceed 0.62% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

*	Blended benchmark represents a blend of 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays Intermediate U.S. Corporate Bond Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was retired on September 30, 2016 and was replaced with the Credit Suisse Leveraged Loan Index effective October 1, 2016.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this commentary were as of December 31, 2019 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Credit makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Credit reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings are available within the last 12 months.

Aristotle Strategic Credit Fund	2019 Annual Commentary

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in fixed income securities, high yield bonds, bank loans, foreign securities and emerging markets.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. The Strategic Credit Fund’s investments in assignments of bank loans may create substantial risk. Although the Strategic Credit Fund expects it will invest in senior and secured bank loans, the Fund may invest in unsecured or subordinated loans. In addition, the Fund may invest in secured and unsecured participations in bank loans. These bank loans will generally be rated below investment grade. Foreign securities have additional risks including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less efficient trading markets, and differing auditing controls and legal standards. Investments in emerging markets involve even greater risks.

Definitions:

•	The Fund is benchmarked to a blend of three indices: 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays Intermediate U.S. Corporate Bond Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was retired on September 30, 2016 and was replaced with the Credit Suisse Leveraged Loan Index effective October 1, 2016.
•	The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds rated Ba/B. The Index limits the maximum exposure to any one issuer to 2%.
•	The Bloomberg Barclays Intermediate U.S. Corporate Bond Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 1 year and less than 10 years. The Index includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $250 million or more par amount outstanding, issued by U.S. and non-U.S. industrial, utility and financial institutions.
•	The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.
•	The Bloomberg Barclays U.S. Corporate Investment Grade Bond Index measures the performance of investment grade corporate bonds that are U.S. dollar-denominated and have a remaining maturity of greater than one year.

Aristotle Strategic Credit Fund	2019 Annual Commentary

•	The FTSE BB/B Excluding B/CCC Splits Index is a high yield market index, which includes BB-rated and B-rated bonds. This is a sub-index of the U.S. High Yield Market Index excluding bonds rated B/CCC and below.
•	Treasuries are negotiable debt obligations of the U.S. government secured by its full faith and credit and issued at various schedules and maturities.
•	The Federal Funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The Federal Funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market.

The volatility (beta) of the Fund may be greater or less than the benchmarks. It is not possible to invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2019, the Fund’s top ten holdings and their weight as a percent of total net assets were: CSC Holdings, LLC September 2019 Initial Term Loan, 4.529%, 04-15-27, 2.33%; Penn National Gaming, Inc. Term A Facility Refinancing Loan, 3.398%, 10-19-23, 2.14%; Astro AB Borrower, Inc. Tranche B Term Loan (First Lien), 3.250%, 04-30-22, 2.09%; Prudential Financial Inc, 5.875%, 09-15-42, 1.93%; Brookfield Finance Inc, 4.000%, 04-01-24, 1.81%; Anheuser-Busch InBev Worldwide Inc, 4.150%, 01-23-25, 1.65%; Dominion Energy Inc, 2.715%, 08-15-21, 1.59%; Ally Financial Inc, 8.000%, 11-01-31, 1.50%; Southern California Edison Co, 4.200%, 03-01-29, 1.50%; Goldman Sachs Group Inc, 3.686%, 10-28-27, 1.49%.

Aristotle Strategic Credit Fund

FUND PERFORMANCE at December 31, 2019 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index and the Aristotle Blended Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds rated Ba/B. The index limits the maximum exposure to any one issuer to 2%. The Bloomberg Barclays Intermediate U.S. Corporate Bond Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 1 year and less than 10 years. The index includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $250 million or more par amount outstanding, issued by U.S. and non-U.S. industrial, utility, and financial institutions. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. These indices do not reflect expenses, fees, or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of December 31, 2019	1 Year	5 Years	Since Inception	Inception Date
Aristotle Strategic Credit Fund – Class I	11.71%	4.44%	4.44%	12/31/14
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index	15.18%	6.05%	6.05%	12/31/14
Aristotle Blended Index*	11.16%	4.82%	4.82%	12/31/14

*	Aristotle Blended Index is a blend of 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays Intermediate U.S. Corporate Bond Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was retired on September 30, 2016 and was replaced with the Credit Suisse Leveraged Loan Index effective October 1, 2016.

Aristotle Strategic Credit Fund

FUND PERFORMANCE at December 31, 2019 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 4.03% and 0.62%, respectively, which were the amounts stated in the current prospectus dated May 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.62% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2019

Principal Amount		Value
	BANK LOANS — 12.5%
	COMMUNICATIONS — 4.1%
$138,250	CSC Holdings LLC 4.240% (1-Month USD Libor+250 basis points), 4/15/2027[1,2]	$139,085
20,256	Meredith Corp. 4.549% (3-Month USD Libor+275 basis points), 1/31/2025[1,2,3]	20,394
87,525	Sprint Communications, Inc. 4.312% (3-Month USD Libor+250 basis points), 2/3/2024[1,2,3]	86,912
		246,391
	CONSUMER DISCRETIONARY — 4.2%
48,155	Eldorado Resorts, Inc. 4.047% (3-Month USD Libor+225 basis points), 4/17/2024[1,2,3]	48,193
128,479	Penn National Gaming, Inc. 3.799% (3-Month USD Libor+200 basis points), 10/19/2023[2,3]	128,259
74,721	TI Group Automotive Systems LLC 4.300% (3-Month USD Libor+250 basis points), 6/30/2022[1,2,3]	75,110
		251,562
	FINANCIALS — 2.1%
124,640	Resolute Investment Managers, Inc. 5.195% (3-Month USD Libor+325 basis points), 4/30/2022[1,2,3]	125,159
	HEALTH CARE — 1.2%
71,590	Change Healthcare Holdings LLC 4.299% (1-Month USD Libor+250 basis points), 3/1/2024[1,2,3]	71,948
	TECHNOLOGY — 0.9%
49,125	Weld North Education LLC 6.200% (3-Month USD Libor+425 basis points), 2/15/2025[1,2,3]	49,309
	TOTAL BANK LOANS
	(Cost $742,196)	744,369
	CORPORATE BONDS — 81.7%
	COMMUNICATIONS — 8.1%
22,000	AMC Networks, Inc. 4.750%, 12/15/2022[1]	22,193
25,000	5.000%, 4/1/2024[1]	25,500
15,000	AT&T, Inc. 5.250%, 3/1/2037[1]	17,922
50,000	4.850%, 3/1/2039[1]	57,671
25,000	Cablevision Systems Corp. 5.875%, 9/15/2022	26,937
25,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, 2/15/2023[1]	25,281
39,000	CenturyLink, Inc. 6.450%, 6/15/2021	40,823

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	COMMUNICATIONS (Continued)
$50,000	7.650%, 3/15/2042	$52,375
24,000	Discovery Communications LLC 5.300%, 5/15/2049[1]	28,450
24,000	DISH DBS Corp. 6.750%, 6/1/2021	25,259
20,000	Hughes Satellite Systems Corp. 7.625%, 6/15/2021	21,369
37,000	Meredith Corp. 6.875%, 2/1/2026[1]	38,469
52,000	Sprint Capital Corp. 6.875%, 11/15/2028	56,030
20,000	TEGNA, Inc. 5.125%, 7/15/2020[1]	20,050
22,000	T-Mobile USA, Inc. 6.000%, 4/15/2024[1]	22,715
		481,044
	CONSUMER DISCRETIONARY — 13.4%
30,000	Asbury Automotive Group, Inc. 6.000%, 12/15/2024[1]	30,975
45,000	Boyd Gaming Corp. 6.375%, 4/1/2026[1]	48,417
56,000	Brinker International, Inc. 3.875%, 5/15/2023	56,700
25,000	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. 5.375%, 6/1/2024[1]	25,688
53,000	Choice Hotels International, Inc. 5.750%, 7/1/2022	57,207
25,000	Eldorado Resorts, Inc. 6.000%, 4/1/2025[1]	26,250
55,000	General Motors Financial Co., Inc. 4.150%, 6/19/2023[1]	57,777
30,000	Griffon Corp. 5.250%, 3/1/2022[1]	30,112
26,000	Group 1 Automotive, Inc. 5.000%, 6/1/2022[1]	26,358
59,000	Hertz Corp. 6.250%, 10/15/2022[1]	59,664
22,000	KB Home 7.625%, 5/15/2023[1]	24,640
25,000	Lennar Corp. 4.750%, 4/1/2021[1]	25,563

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$30,000	Levi Strauss & Co. 5.000%, 5/1/2025[1]	$30,900
38,000	Meritage Homes Corp. 6.000%, 6/1/2025[1]	42,465
26,000	Penske Automotive Group, Inc. 3.750%, 8/15/2020	26,260
50,000	Quad/Graphics, Inc. 7.000%, 5/1/2022	47,000
50,000	RR Donnelley & Sons Co. 6.500%, 11/15/2023	51,125
41,000	Sally Holdings LLC / Sally Capital, Inc. 5.500%, 11/1/2023[1]	41,717
38,000	Summit Materials LLC / Summit Materials Finance Corp. 6.125%, 7/15/2023[1]	38,617
25,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, 6/15/2024	27,187
25,000	United Airlines Holdings, Inc. 6.000%, 12/1/2020	25,788
		800,410
	CONSUMER STAPLES — 3.9%
39,000	Albertsons Cos. LLC / Safeway, Inc. / New Albertsons LP / Albertson's LLC 5.750%, 3/15/2025[1]	40,365
89,000	Anheuser-Busch InBev Worldwide, Inc. 4.150%, 1/23/2025[1]	96,998
40,000	General Mills, Inc. 4.200%, 4/17/2028[1]	44,589
50,000	Mondelez International, Inc. 3.625%, 5/7/2023[1]	52,428
		234,380
	ENERGY — 7.1%
27,000	Buckeye Partners LP 4.150%, 7/1/2023[1]	27,148
25,000	CVR Refining LLC / Coffeyville Finance, Inc. 6.500%, 11/1/2022[1]	25,312
25,000	Energen Corp. 4.625%, 9/1/2021[1]	25,587
25,000	Enterprise Products Operating LLC 3.500%, 2/1/2022	25,761
85,000	MPLX LP 2.985% (3-Month USD Libor+110 basis points), 9/9/2022[1,2]	85,340

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	ENERGY (Continued)
$35,000	Murphy Oil Corp. 6.875%, 8/15/2024[1]	$36,925
53,000	Occidental Petroleum Corp. 4.300%, 8/15/2039[1]	54,044
38,000	PBF Logistics LP / PBF Logistics Finance Corp. 6.875%, 5/15/2023[1]	39,140
26,000	Sunoco LP / Sunoco Finance Corp. 5.500%, 2/15/2026[1]	26,975
20,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.250%, 5/1/2023[1]	20,200
53,000	Valero Energy Corp. 4.000%, 4/1/2029[1]	57,180
		423,612
	FINANCIALS — 28.2%
74,000	Air Lease Corp. 3.875%, 7/3/2023[1]	77,980
64,000	Ally Financial, Inc. 8.000%, 11/1/2031	88,838
52,000	Bank of America Corp. 6.500% (3-Month USD Libor+417 basis points), 10/29/2049[1,4,5]	59,020
100,000	Brookfield Finance LLC 4.000%, 4/1/2024[1,6]	107,258
78,000	Capital One Financial Corp. 3.750%, 7/28/2026[1]	82,186
68,000	CBRE Services, Inc. 5.250%, 3/15/2025[1]	76,532
55,000	Citigroup, Inc. 5.900% (3-Month USD Libor+423 basis points), 2/15/2023[1,4,5]	58,437
45,000	Discover Financial Services 3.850%, 11/21/2022	47,046
83,000	Equinix, Inc. 2.900%, 11/18/2026[1]	83,145
52,000	Fiserv, Inc. 4.400%, 7/1/2049[1]	59,035
85,000	Goldman Sachs Group, Inc. 3.686% (3-Month USD Libor+175 basis points), 10/28/2027[1,2]	88,668
30,000	JPMorgan Chase & Co. 5.418% (3-Month USD Libor+332 basis points), 1/1/2168[1,4,5]	30,225
12,000	5.150% (3-Month USD Libor+325 basis points), 11/1/2168[1,4,5]	12,540
35,000	Kennedy-Wilson, Inc. 5.875%, 4/1/2024[1]	35,875

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$35,000	Kilroy Realty LP 4.750%, 12/15/2028[1]	$39,719
34,000	MetLife, Inc. 10.750%, 8/1/2039[1]	56,780
35,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc. 4.500%, 9/1/2026[1]	36,837
72,000	MPT Operating Partnership LP / MPT Finance Corp. 5.000%, 10/15/2027[1]	76,320
58,000	Nationstar Mortgage LLC / Nationstar Capital Corp. 6.500%, 7/1/2021[1]	58,145
59,000	Principal Financial Group, Inc. 3.700%, 5/15/2029[1]	64,345
105,000	Prudential Financial, Inc. 5.875% (3-Month USD Libor+418 basis points), 9/15/2042[1,5]	112,875
50,000	Springleaf Finance Corp. 7.125%, 3/15/2026	57,810
25,000	Starwood Property Trust, Inc. 5.000%, 12/15/2021[1]	25,938
55,000	Synovus Financial Corp. 3.125%, 11/1/2022[1]	55,588
65,000	VEREIT Operating Partnership LP 4.600%, 2/6/2024[1]	70,232
27,000	4.875%, 6/1/2026[1]	29,916
60,000	Vornado Realty LP 3.500%, 1/15/2025[1]	62,428
25,000	Wells Fargo & Co. 5.875% (3-Month USD Libor+399 basis points), 12/29/2049[1,4,5]	27,813
		1,681,531
	HEALTH CARE — 6.1%
25,000	Boston Scientific Corp. 3.750%, 3/1/2026[1]	26,798
25,000	4.700%, 3/1/2049[1]	30,423
79,000	Bristol-Myers Squibb Co. 3.250%, 2/27/2027	84,442
74,000	Centene Corp. 4.750%, 1/15/2025[1]	76,866
21,000	Encompass Health Corp. 5.750%, 11/1/2024[1]	21,236
38,000	HCA, Inc. 5.375%, 9/1/2026[1]	42,323
49,000	5.125%, 6/15/2039[1]	54,008

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	HEALTH CARE (Continued)
$25,000	Molina Healthcare, Inc. 5.375%, 11/15/2022[1]	$26,575
		362,671
	INDUSTRIALS — 3.7%
40,000	Great Lakes Dredge & Dock Corp. 8.000%, 5/15/2022[1]	42,300
25,000	H&E Equipment Services, Inc. 5.625%, 9/1/2025[1]	26,187
50,000	Mobile Mini, Inc. 5.875%, 7/1/2024[1]	52,000
35,000	Oshkosh Corp. 5.375%, 3/1/2025[1]	36,094
36,000	Textron, Inc. 3.900%, 9/17/2029[1]	38,468
25,000	United Rentals North America, Inc. 5.875%, 9/15/2026[1]	26,819
		221,868
	MATERIALS — 2.3%
30,000	Louisiana-Pacific Corp. 4.875%, 9/15/2024[1]	31,013
27,000	Mercer International, Inc. 6.500%, 2/1/2024[1]	28,013
24,000	Olin Corp. 5.500%, 8/15/2022	25,680
50,000	U.S. Concrete, Inc. 6.375%, 6/1/2024[1]	52,187
		136,893
	TECHNOLOGY — 2.9%
26,000	Advanced Micro Devices, Inc. 7.500%, 8/15/2022	29,282
25,000	Anixter, Inc. 5.125%, 10/1/2021	25,949
29,000	Corning, Inc. 5.450%, 11/15/2079[1]	31,773
87,000	Dell, Inc. 5.400%, 9/10/2040	87,000
		174,004

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	UTILITIES — 6.0%
$25,000	AES Corp. 5.500%, 4/15/2025[1]	$25,813
30,000	AmeriGas Partners LP / AmeriGas Finance Corp. 5.625%, 5/20/2024[1]	32,400
93,000	Dominion Energy, Inc. 2.715%, 8/15/2021[7]	93,713
13,000	DPL, Inc. 7.250%, 10/15/2021[1]	13,650
50,000	Interstate Power & Light Co. 4.100%, 9/26/2028[1]	54,854
51,000	NextEra Energy Capital Holdings, Inc. 2.900%, 4/1/2022	52,051
80,000	Southern California Edison Co. 4.200%, 3/1/2029[1]	88,571
		361,052
	TOTAL CORPORATE BONDS
	(Cost $4,685,664)	4,877,465
	SHORT-TERM INVESTMENTS — 4.7%
283,750	UMB Money Market Fiduciary, 0.25%[8]	283,750
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $283,750)	283,750
	TOTAL INVESTMENTS — 98.9%
	(Cost $5,711,610)	5,905,584
	Other Assets in Excess of Liabilities — 1.1%	66,650
	TOTAL NET ASSETS — 100.0%	$5,972,234

LP – Limited Partnership

[1]	Callable.
[2]	Floating rate security.
[3]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[4]	Perpetual security. Maturity date is not applicable.
[5]	Variable rate security.
[6]	Foreign security denominated in U.S. dollars.
[7]	Step rate security.
[8]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund

SUMMARY OF INVESTMENTS

As of December 31, 2019

Security Type/Sector	Percent of Total Net Assets
Bank Loans
Consumer Discretionary	4.2%
Communications	4.1%
Financials	2.1%
Health Care	1.2%
Technology	0.9%
Total Bank Loans	12.5%
Corporate Bonds
Financials	28.2%
Consumer Discretionary	13.4%
Communications	8.1%
Energy	7.1%
Health Care	6.1%
Utilities	6.0%
Consumer Staples	3.9%
Industrials	3.7%
Technology	2.9%
Materials	2.3%
Total Corporate Bonds	81.7%
Short-Term Investments	4.7%
Total Investments	98.9%
Other Assets in Excess of Liabilities	1.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Aristotle Value Equity Fund	2019 Annual Commentary

Dear Fellow Shareholders,

Markets Review

The U.S. equity market continued to climb during the fourth quarter as the S&P 500 Index hit record highs. Overall, the S&P 500 Index gained 9.07% in the fourth quarter, which brings its full-year return to 31.49%. Concurrently, the Bloomberg Barclays U.S. Aggregate Bond Index gained 0.18% over the quarter, which gives the Index a calendar-year return of 8.72%, a figure that appears more “equity-like.” In terms of style, the Russell 1000 Growth Index outperformed its value counterpart by 3.21% during the period, extending its calendar-year lead to 9.85%.

In line with the past few quarters, the market’s attention was centered on U.S. trade relations. Sentiment around this issue was largely positive, as the United States and China were able to come to an agreement on a “phase one” deal. Furthermore, the White House and the House of Representatives were able to reach a deal regarding the United States-Mexico-Canada Agreement (USMCA).

Additionally, the Federal Reserve (the Fed) made a “midcycle adjustment” in late October by cutting interest rates 25 basis points. The Fed did not project any further cuts, commenting that the current monetary policy was “likely to remain appropriate” as long as the economy stays within the Fed’s outlook.

Lastly, U.S. political headlines were focused on the coverage of the impeachment inquiry. The House of Representatives voted to impeach President Trump in mid-December, and the Senate will hold a trial and vote to determine if he will be removed from office. Despite the uncertainty surrounding a trade deal and politics, the economy continued to moderately expand (+2.1% year-over-year), wages increased (+3.1% year-over-year), and unemployment remained low (3.5%).

What a difference a year can make. After negative returns in 2018, equity markets and, indeed, nearly every asset class experienced impressive gains in 2019. The S&P 500 Index extended its historic run, climbing 31.49% and closing the year near all-time highs. Although there were concerns about economic growth early in the year, a combination of monetary policy and favorable economic signals continued to push the market upward. The Fed announced three rate cuts during the year to a target range of 1.50% to 1.75%. As the year progressed, the market became fixated on the ebbs and flows of the trade negotiations between the United States and China. While we are pleased to report such strong returns, we would caution that the short-term nature of these returns could lead to a temporary short-term correction. As always, we believe a long-term focus is paramount for equity investing.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (888) 661-6691 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle Value Equity Fund	2019 Annual Commentary

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868

Performance Review

The Aristotle Value Equity Fund posted a total return of 32.18% at NAV for the year ending December 31, 2019, outperforming the Russell 1000 Value Index, which performed 26.54%, and the S&P 500 Index, which returned 31.49% over the same period.

The Fund’s outperformance relative to the Russell 1000 Value Index this year can mainly be attributed to security selection, although sector allocation also positively contributed. Security selection was positive in all but three sectors, with Information Technology being the top contributor. Additionally, an overweight in Information Technology positively contributed to relative performance. Conversely, security selection within Consumer Staples and Communication Services detracted from relative performance. (Relative weights are the result of bottom-up security selection.).

2019 Top Contributors to Fund Return	2019 Top Detractors from Fund Return
Microsoft	Walgreen Boots Alliance
ANSYS	Kroger
Adobe	Abbvie
Danaher	Cabot Oil & Gas
Ameriprise Financial	Halliburton

ANSYS, a leader in engineering simulation software, was one of the top contributors to relative return. Over the course of the year, the company continuously reported solid quarterly results, major deal wins, and opportunistic acquisitions. During the first quarter, ANSYS acquired Granta Design, a company that enables customers to explore the impact different materials will have on the behavior of their products (e.g., metals, plastics, composites and additives), and Helic, an industry-leading provider of electromagnetic crosstalk solutions for systems on chips (SoCs). Additionally, the company acquired assets of DfR Solutions, an electronics reliability analyzer, in the second quarter and Livermore, the crash testing capability software provider, during the third quarter. These acquisitions bring ANSYS into various adjacent verticals that we believe will require the further use of engineering simulation as products become more complex. We believe these additions to the ANSYS portfolio are good examples of how the company is enhancing its core technology while investing in next-generation innovation, which we view as a unique characteristic of the Pennsylvania-based company.

Aristotle Value Equity Fund	2019 Annual Commentary

Diversified healthcare-oriented company Danaher was also one of the main contributors during the year. Early in the year, the company announced that it plans to acquire GE Biopharma, a leading provider of instruments, consumables, and software involved in the development and manufacturing workflows of biopharmaceutical drugs. Danaher expects the transaction to close in the beginning of 2020 and to be accretive in the first full year post acquisition. Since spinning off Fortive in 2016 and splitting off Envista, the company’s dental unit, in the fourth quarter of 2019, we believe Danaher has transformed itself into a major player in the life science and diagnostic market, also with a meaningful position in water filtration. For years, we have particularly admired the firm’s ability to acquire businesses, integrate them and take them to new heights. Capital allocation decisions, coupled with The Danaher Business System (DBS) which aims to improve operating performance, remain in our opinion key sources of sustainable competitive advantages for years to come.

Walgreens Boots Alliance (Walgreens), the largest retail pharmacy destination across the United States and Europe, was one of the main detractors during the year. Walgreens has over 9,000 stores and processes over 20% of all prescription drugs in the United States. Despite this scale, shares have declined, as the pharmacy industry is encountering headwinds. While prices that pharmacies like Walgreens pay for generic drugs have been falling, the rates at which insurers reimburse have been falling faster. These headwinds have caused profit margins to decline in the near term. Additionally, the company announced the closure of 200 stores in the U.S. as part of its transformational cost management program. Although shares briefly rallied amidst rumors of a potential leveraged buyout of the company, the complexity and size of such a deal makes it unlikely which has sent shares trending downward to finish the year. Nevertheless, we believe Walgreens’ strategy of cultivating strategic partnerships (e.g., AmerisourceBergen, LabCorp, FedEx and Microsoft, to name a few), rather than a vertical integration approach, uniquely positions the company to thrive over the long term in the shifting health care value chain.

Shares of oil field services company Halliburton were also a main detractor during the year. Shares of Halliburton declined due mainly to external, short-term cyclical events. Weakening oil prices coupled with transportation disruptions in the Permian Oil basin of West Texas caused many exploration and production companies to rethink production schedules. Halliburton is certainly affected, in the short term, by decreased production schedules in an area as important as West Texas; however, we consider the disruptions as temporary in nature, not affecting the long-term business value of the firm. Furthermore, the company has invested in expanding its international footprint and enhancing its technological capabilities outside the U.S., which we believe should support future earnings and provide additional stability in the long run.

Aristotle Value Equity Fund	2019 Annual Commentary

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2019 Fund Purchases		2019 Fund Sales
Alcon	2Q2019	AbbVie	2Q2019
Allegion	2Q2019	Kroger	2Q2019
Tyson	2Q2019	Mondelēz International	2Q2019
Cabot Oil & Gas	4Q2019	National Fuel Gas	4Q2019
Commerce Bancshares	4Q2019	Acadia Healthcare	4Q2019
		Banco Bilbao Vizcaya Argentaria	4Q2019

One of our objectives is to clearly articulate the thought process behind our investments to our fellow shareholders. Below is an example of a sale (Banco Bilbao Vizcaya Argentaria) and a purchase (Cabot Oil & Gas) we made in the Fund this year. Those securities were the last sale and purchase for the year.

We first invested in Banco Bilbao Vizcaya Argentaria (BBVA) for the Fund since its inception. During our holding period, several of the bank’s fundamentals improved, including expansion of consumer banking at BBVA USA, dramatic consolidation of the banking industry in Spain, divestment of non-core operations (e.g., Chile and Paraguay), and further development of the firm’s digital channels. Despite these improvements, we decided to divest our position in the bank to fund the purchase of what we believe to be a more optimal investment for our predominantly U.S.-based portfolio.

Cabot Oil & Gas (Cabot) is, in our opinion, one of the most productive and cost-efficient natural gas producers in North America. Founded in 1989, Cabot focuses exclusively on dry gas production (non-liquids). Its assets are concentrated within the Marcellus Shale, which runs throughout the Appalachian Basin and is the largest natural gas field in the U.S. Cabot benefits from owning geologically and geographically (e.g., contiguous acreage) advantaged assets while having industry-leading (low) operating costs.

Aristotle Value Equity Fund	2019 Annual Commentary

High-Quality Business

Some of the quality characteristics we have identified for Cabot include:

•	Low-cost drilling operations, the result of advantageous assets, with over 30 years of undrilled inventory at current production rates;
•	Clearly defined marketing strategy that seeks to sign long-term sales agreements with customers in diverse end-markets and regions; and
•	Strong balance sheet and free cash flow generation; disciplined management team with focus on return on investment capital (ROIC) and free cash flow (FCF).

Attractive Valuation

While sensitive to changes in natural gas prices, we believe Cabot is attractively valued in the current natural gas environment with the ability to generate over 10% of its market cap in free cash flow. Moreover, we believe Cabot is uniquely advantaged at both lower and higher natural gas prices due to the company’s low-cost structure and ability to increase production. Using our estimates of normalized free cash flows to calculate the company’s Cash Flow Return on Economic Value (CFRoEV), we believe Cabot is currently trading at a discount to its intrinsic value.

Compelling Catalysts

Catalysts we have identified for Cabot, which we believe will cause its stock price to appreciate over our three- to five-year investment horizon, are listed below. Importantly, catalysts do not include changes in natural gas prices, as they are outside Cabot’s control.

•	Increasing free cash flow as Cabot’s asset base matures and production decline rates normalize;
•	Ongoing execution of its marketing strategy, such as the ramp-up of the Atlantic Sunrise Pipeline, providing access to “premium” markets;
•	Management’s commitment to return >50% of free cash flow to shareholders through buybacks and dividends; and
•	Potential consolidation of the Appalachian Basin natural gas producers.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

Aristotle Value Equity Fund	2019 Annual Commentary

Outlook

While we are proud of our performance for the year, we would like to highlight that we neither invest for, nor evaluate ourselves over, such a short time frame. “Not every quarter; not every year” is an expression we often use to remind ourselves of our true investment objective: to invest with a three- to five-year time horizon, in a collection of what we believe to be high-quality businesses, trading at a discount to our estimate of their intrinsic worth. The equity markets will continue to go up and to go down, as they always do, while we will continue to adhere to our investment discipline, regardless of market volatility.

Howard Gleicher, CFA CEO & Chief Investment Officer	Gregory Padilla, CFA Principal, Portfolio Manager

Aristotle Value Equity Fund	2019 Annual Commentary

Aristotle Value Equity Fund (Class I)

Performance Update	December 31, 2019

Total Return	4Q19	1 Year	3 Years	Annualized Since Inception (8/31/16)	Gross/Net Expense Ratio
ARSQX Class I	8.53%	32.18%	13.45%	13.60%	0.96% / 0.78%
Russell 1000 Value Index	7.41%	26.54%	9.68%	10.73%	N/A
S&P 500 Index	9.07%	31.49%	15.27%	14.93%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2020, to the extent that the total annual operating expenses do not exceed 0.78% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of December 31, 2019 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings are available within the last 12 months.

Aristotle Value Equity Fund	2019 Annual Commentary

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, ETFs, small-capitalization, mid-capitalization and large-capitalization companies and value stocks.

Foreign securities have additional risks, including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less-efficient trading markets, and differing auditing controls and legal standards. The use of ETFs may cause the Fund to have higher expenses than those of other equity funds. Investments in emerging markets involve even greater risks. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general.  On the other hand, larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

Definitions:

•	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.
•	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
•	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment grade bonds, including corporate, government and mortgage-backed securities.

The volatility (beta) of the Fund may be greater or less than its respective benchmarks. It is not possible to invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2019, the ten largest holdings in the Fund and their weights as a percent of total net assets were: Adobe, 4.71%; Microsoft, 4.49%; Danaher, 3.60%; ANSYS, 3.32%; Bank of America, 3.27%; Amgen, 3.13%; PayPal Holdings, 2.89%; Microchip Technology, 2.87%; Medtronic, 2.80%; Coca-Cola, 2.70%.

Aristotle Value Equity Fund

FUND PERFORMANCE at December 31, 2019 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Russell 1000 Value Index and the S&P 500 Index. Results include the reinvestment of all dividends and capital gains.

The Russell Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The S&P 500 Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. These indices do not reflect expenses, fees, or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of December 31, 2019	1 Year	3 Years	Since Inception	Inception Date
Aristotle Value Equity Fund – Class I	32.18%	13.45%	13.60%	08/31/16
Russell 1000 Value Index	26.54%	9.68%	10.73%	08/31/16
S&P 500 Index	31.49%	15.27%	14.93%	08/31/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 0.96% and 0.78%, respectively, which were the amounts stated in the current prospectus dated May 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.78% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle Value Equity Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS — 96.4%
	COMMUNICATIONS — 1.7%
53,000	Twitter, Inc.*	$1,698,650
	CONSUMER DISCRETIONARY — 4.6%
10,900	Home Depot, Inc.	2,380,342
39,200	Lennar Corp. - Class A	2,186,968
78	Lennar Corp. - Class B	3,486
		4,570,796
	CONSUMER STAPLES — 8.4%
48,400	Coca-Cola Co.	2,678,940
27,300	Tyson Foods, Inc. - Class A	2,485,392
34,000	Unilever N.V.[1]	1,953,640
21,900	Walgreens Boots Alliance, Inc.	1,291,224
		8,409,196
	ENERGY — 7.1%
120,000	Cabot Oil & Gas Corp.	2,089,200
44,000	Halliburton Co.	1,076,680
22,300	Phillips 66	2,484,443
9,200	Pioneer Natural Resources Co.	1,392,604
		7,042,927
	FINANCIALS — 18.9%
15,400	Ameriprise Financial, Inc.	2,565,332
92,200	Bank of America Corp.	3,247,284
14,800	BOK Financial Corp.	1,293,520
20,200	Capital One Financial Corp.	2,078,782
12,700	Chubb Ltd.[1]	1,976,882
23,200	Commerce Bancshares, Inc.	1,576,208
13,100	Cullen/Frost Bankers, Inc.	1,280,918
30,300	East West Bancorp, Inc.	1,475,610
15,300	JPMorgan Chase & Co.	2,132,820
218,000	Mitsubishi UFJ Financial Group, Inc. - ADR[1]	1,183,740
		18,811,096
	HEALTH CARE — 13.5%
33,100	Alcon, Inc.*,1	1,872,467
12,900	Amgen, Inc.	3,109,803
23,300	Danaher Corp.	3,576,084
24,500	Medtronic PLC[1]	2,779,525

Aristotle Value Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
21,800	Novartis A.G. - ADR[1]	$2,064,242
		13,402,121
	INDUSTRIALS — 12.0%
20,800	Allegion PLC[1]	2,590,432
11,700	General Dynamics Corp.	2,063,295
53,300	Johnson Controls International PLC[1]	2,169,843
28,000	Oshkosh Corp.	2,650,200
12,000	Parker-Hannifin Corp.	2,469,840
		11,943,610
	MATERIALS — 6.5%
45,579	Corteva, Inc.	1,347,315
9,000	Martin Marietta Materials, Inc.	2,516,760
19,300	PPG Industries, Inc.	2,576,357
		6,440,432
	REAL ESTATE — 3.0%
21,500	Equity LifeStyle Properties, Inc. - REIT	1,513,385
10,000	Sun Communities, Inc. - REIT	1,501,000
		3,014,385
	TECHNOLOGY — 20.7%
14,200	Adobe, Inc.*	4,683,302
12,800	ANSYS, Inc.*	3,294,848
27,200	Microchip Technology, Inc.	2,848,384
28,300	Microsoft Corp.	4,462,910
26,500	PayPal Holdings, Inc.*	2,866,505
36,700	Sony Corp. - ADR[1]	2,495,600
		20,651,549
	Total Common Stocks
	(Cost $82,539,588)	95,984,762

Aristotle Value Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Principal Amount		Value
	SHORT-TERM INVESTMENTS — 5.9%
$5,830,459	UMB Money Market Fiduciary, 0.25%[2]	$5,830,459
	Total Short-Term Investments
	(Cost $5,830,459)	5,830,459
	TOTAL INVESTMENTS — 102.3%
	(Cost $88,370,047)	101,815,221
	Liabilities in Excess of Other Assets — (2.3)%	(2,278,116)
	TOTAL NET ASSETS — 100.0%	$99,537,105

ADR – American Depository Receipt

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.
1	Foreign security denominated in U.S. dollars.
2	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle Value Equity Fund

SUMMARY OF INVESTMENTS

As of December 31, 2019

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	20.7%
Financials	18.9%
Health Care	13.5%
Industrials	12.0%
Consumer Staples	8.4%
Energy	7.1%
Materials	6.5%
Consumer Discretionary	4.6%
Real Estate	3.0%
Communications	1.7%
Total Common Stocks	96.4%
Short-Term Investments	5.9%
Total Investments	102.3%
Liabilities in Excess of Other Assets	(2.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund	2019 Annual Commentary

Dear Fellow Shareholders,

Markets Review

Global equity markets rose across the board in the fourth quarter driven by signs of strength in the economy, another round of interest rate cuts by the Federal Reserve and a relatively benign political environment compared to the summer months. The U.S. small cap market, as measured by the Russell 2000 Index, rose 9.94% over the final three months of the year, capping the benchmark’s best year-end period since the fourth quarter of 2011. Despite an uptick in volatility earlier in the year driven by concerns about slowing global growth and ongoing trade tensions, the Russell 2000 Index delivered a strong full-year return, appreciating 25.53% during 2019, well above the long-term average 12-month return of 12.79%.

From a style standpoint, over the full year, the Russell 2000 Growth continued its strong relative performance over the Russell 2000 Value, generating a total return of 28.48% compared to 22.39% and marking the ninth time in the last eleven calendar years where growth has led the market. Additionally, loss-makers outperformed profitable companies during the last quarter of the year, driven by the relative strength of the Biotechnology and Pharmaceutical industries, which together accounted for more than a quarter of the Russell 2000 Index’s total return for the period despite representing a combined average weight of only 9% in the benchmark. The dominance of BioPharma highlights the narrowness of the market in the fourth quarter. Further demonstrating this is the fact that only three sectors in the Russell 2000 Index outperformed the overall Index during the fourth quarter. This type of narrowness has historically made it difficult for diversified active managers to outperform.

At the sector level, ten of the eleven sectors generated positive returns during the year, led by Information Technology, Industrials and Real Estate. Energy was the only sector to generate a negative return for the year, while Communication Services and Consumer Staples also lagged.

Performance Review

The Aristotle Small Cap Equity Fund posted a total return of 22.59% at NAV for the year ending December 31, 2019, underperforming the Russell 2000 Index, which posted 25.53% over the same period.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle Small Cap Equity Fund	2019 Annual Commentary

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

On a relative basis, the Fund’s holdings within the Health Care, Consumer Staples and Communication Services sectors detracted the most value. Holdings within the Real Estate, Information Technology and Energy sectors were among the best performers over the year.

2019 Top Contributors to Fund Return	2019 Top Detractors from Fund Return
Itron	Merit Medical Systems
QTS Realty Trust	Designer Brands
Euronet Worldwide	Ring Energy
AerCap Holdings	Nu Skin Enterprises
Ardmore Shipping	Herbalife Nutrition

Itron, Inc., a global manufacturer and distributor of electric, water and gas meters and advanced meter systems, benefited from strong demand for its advanced meter solutions as well as value-add services such as distribution automation and other higher-margin offerings. We maintain a position, as we believe the company’s competitive position in the advanced metering space can lead to additional shareholder value creation as utilities continue to upgrade their grid infrastructure.

Ardmore Shipping Corporation, an owner of medium range tankers that are used to ship refined crude oil products and chemicals around the world, benefited from better-than-expected revenues and an improving supply/demand outlook for the product tanker market. We maintain a position, as we believe the firm’s efficient fleet management and financial profile should allow for market share gains as product tanker market conditions recover.

Merit Medical Systems, Inc., a manufacturer of disposable medical products used in interventional cardiology and radiology procedures, declined due to margin pressures driven by a business mix shift toward less profitable products. We maintain a position, as we believe this mix shift to be temporary and that management will be successful in creating additional shareholder value as it introduces and emphasizes more sophisticated, higher-margin products.

Herbalife Nutrition Ltd., a multi-level marketer of nutritional and personal care products, declined following to a temporary slowdown in China due to the lingering effects of the Chinese government’s investigation into business practices of direct selling companies based in its region. We maintain a position, as we believe recent operational changes implemented by the firm will enhance member and customer retention rates, which should create additional value for shareholders.

Aristotle Small Cap Equity Fund	2019 Annual Commentary

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2019 Fund Purchases/Acquisitions		2019 Fund Sales/Liquidations
Diamond S Shipping	1Q2019	ArcBest	1Q2019
Veritex Holdings	1Q2019	Green Bancorp	1Q2019
Omega Healthcare Investors	2Q2019	Solar Capital	1Q2019
Sonos	2Q2019	MedEquities Realty Trust	2Q2019
Harsco	3Q2019	Chemical Financial	3Q2019
iStar	3Q2019	Electronics For Imaging	3Q2019
Supernus Pharmaceuticals	3Q2019	Columbia Banking System	4Q2019
TCF Financial	3Q2019	Commercial Vehicle Group	4Q2019
TreeHouse Foods	3Q2019	Genesee & Wyoming	4Q2019

Purchases

Diamond S Shipping, Inc., one of the largest crude oil and refined product shipping companies in the world, was added to the Fund as a result of existing holding Capital Product Partners L.P.’s decision to spin off and merge its crude and product tanker business with DSS Holdings L.P.

Veritex Holdings, Inc., a Texas-based regional bank that provides personal and commercial banking services to individuals and small- to medium-sized businesses, was added to the Fund by virtue of its acquisition of Green Bancorp.

Omega Healthcare Investors, Inc., a fully-integrated, self-managed health care REIT was added to the Fund by virtue of its acquisition of MedEquities Realty Trust.

Aristotle Small Cap Equity Fund	2019 Annual Commentary

Sonos, Inc., a leading manufacturer of wireless home audio systems, was added to the Fund on the belief that its technology platform, driven by the company’s innovative hardware and software offerings, has the potential to create shareholder value as demand for smart home products continues to grow.

Harsco Corporation, a provider of infrastructure services and outsourced industrial functions, was added to the Fund on the belief that it is well positioned to benefit from a recovery in industrial metals and infrastructure services, but with less operating risk than its end markets. We also believe recent expansions into more environmentally focused business lines will create additional value for shareholders.

iStar, Inc., an internally managed real estate investment trust that finances, invests in and develops real estate with a primary focus on commercial real estate in major metropolitan markets, was added to the Fund on the belief that the company’s legacy asset portfolio along with continued investments in its SAFE ground lease business will create value for shareholders.

Supernus Pharmaceuticals, Inc., a Maryland-based specialty pharmaceutical company focused on developing drugs to treat Central Nervous System (CNS) diseases, was added to the Fund on the belief that its differentiated product pipeline, along with its existing neurology products, can provide strong growth potential with attractive profitability and free cash flow generation capabilities.

TCF Financial Corporation, a Michigan-based bank holding company, was added to the Fund by virtue of its merger with Chemical Financial Corporation.

TreeHouse Foods Inc., a leading manufacturer of private label food products for the retail grocery channel, was added to the Fund on the belief that the firm’s internal restructuring efforts, which include cost reduction programs, internal efficiency programs and the divestment of low-growth/margin businesses, have the potential to lead to a stronger, more consistent growth profile and can create significant value for shareholders over the next several years.

Aristotle Small Cap Equity Fund	2019 Annual Commentary

Sales

ArcBest Corporation, a domestic trucking and logistics services company, was sold from the Fund due to our belief that shares were fully valued as well as concerns about industry dynamics.

Green Bancorp, Inc., a Texas-based regional bank, was removed from the Fund after being acquired by Veritex Holdings.

Solar Capital Ltd., a business development company that invests primarily in private middle market businesses, was removed from the Fund in the first quarter.

MedEquities Realty Trust, Inc., a self-managed, self-administered REIT investing in health care properties and real estate debt, was removed from the Fund after being acquired by Omega Healthcare Investors.

Chemical Financial Corporation, a Michigan-based regional bank, was removed from the Fund by virtue of undergoing a merger of equals with TCF Financial Corporation. Shares of the new entity, which operates under the TCF name, continue to be held following the close of the merger.

Electronics For Imaging, Inc., a manufacturer of digital printers and other software and hardware for the commercial printing industry, was removed from the Fund after being acquired for cash by a private equity firm.

Columbia Banking System, Inc., a Washington-based bank holding company serving the Washington, Oregon and Idaho regions, was sold from the Fund due to our belief that shares were fully valued and that future shareholder value creation was limited.

Commercial Vehicle Group, Inc., a manufacturer and supplier of products and systems for the commercial vehicle markets, was sold from the Fund due to our belief that future shareholder value creation would be limited by industry pressures in the heavy duty truck market.

Genesee & Wyoming, Inc., an owner and operator of short-line and regional railroads throughout North America, Australia and Europe, was removed from the Fund after being acquired by Brookfield Infrastructure Partners L.P., a Canadian limited partnership that invests in and manages infrastructure assets on a global basis.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

Aristotle Small Cap Equity Fund	2019 Annual Commentary

Outlook

Compared to late 2018, when the market seemed to be bracing for an economic downturn, the end of 2019 seems to indicate a more optimistic tone as we move into the new year. Recent sentiment has been boosted by optimism that the United States and China will resolve (or at least tone down) its ongoing trade dispute, although we acknowledge the market’s optimism on this matter has been dashed before. However, as geopolitical issues of this nature fade, we believe business sentiment and investment have the potential to be positively impacted. Additionally, the accommodative stance taken by the Federal Reserve and other central banks in mid-2019 may also provide support for global growth and equity prices in 2020. From our conversations with management teams, we believe the economic environment can be characterized as “good, not great” – perhaps even more so in the United States – which is an improvement from this time last year, when many believed recessionary risk was rising both domestically and across the globe.

Regarding the impact on small caps, we believe macro concerns have been a drag on investor sentiment, which negatively impacted the asset class relative to large caps in 2019. Relief in this area and an improvement in global growth could have the opposite effect and provide a relative boost for small caps in 2020.

Our current positioning is a function of our bottom-up security selection process and our ability to identify what we view as attractive investment candidates, regardless of economic sector definitions. While we do not position our Fund for macroeconomic issues or events, we will attempt to incorporate these factors into our bottom-up fundamental analysis whenever possible. Overweights in Industrials and Information Technology are mostly a function of the performance of our holdings in these sectors over the past few years. Conversely, we continue to be underweight in the Health Care sector due to our lack of exposure to early-stage biotechnology companies, which generally do not fit our discipline due to their elevated levels of binary risk. The Fund also remains underweight in Consumer Discretionary, as we have been unable to identify compelling opportunities that fit our discipline given the rising risk profiles associated with many businesses due to the “Amazon effect.” Given our focus on long-term business fundamentals, patient investment approach and low fund turnover, the Fund’s sector positioning generally does not change significantly from quarter to quarter; however, we may take advantage of periods of volatility by adding selectively to certain companies when appropriate.

Aristotle Small Cap Equity Fund	2019 Annual Commentary

We believe it is important to remain patient in identifying investment opportunities to ensure they offer a compelling risk-reward trade-off and a sufficient margin of safety. Furthermore, we remain focused on trying to understand the risks associated with each investment position within the context of our fundamentally oriented research process and managing those risks through a disciplined approach to fund construction and management. Overall, with a reasonably favorable fundamental backdrop for small cap companies, we continue to identify what we believe to be attractively valued, long-term investment opportunities.

Dave Adams, CFA CEO, Portfolio Manager	Jack McPherson, CFA President, Portfolio Manager

Aristotle Small Cap Equity Fund	2019 Annual Commentary

Aristotle Small Cap Equity Fund (Class I)

Performance Update	December 31, 2019

Total Return	4Q19	1 Year	3 Years	Annualized Since Inception (10/30/15)	Gross/Net Expense Ratio
ARSBX Class I	6.87%	22.59%	8.22%	9.28%	1.50% / 0.96%
Russell 2000 Index	9.94%	25.53%	8.59%	10.62%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2020, to the extent that the total annual operating expenses do not exceed 0.90% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of December 31, 2019 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Boston makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Boston reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings are available within the last 12 months.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in small-cap companies and ETFs.

Aristotle Small Cap Equity Fund	2019 Annual Commentary

The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions. The use of ETFs may cause the Fund to have higher expenses than those of other equity funds.

Definitions:

•	The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
•	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted and historical growth rates.
•	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher predicted and historical growth rates

The volatility (beta) of the Fund may be greater or less than its respective benchmarks. It is not possible to invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2019, the ten largest holdings in the Fund and their weights as a percent of total net assets were: AerCap Holdings, 2.08%; Itron, 1.97%; QTS Realty Trust, 1.90%; Carter’s, 1.89%; Bottomline Technologies, 1.84%; ALLETE, 1.75%; SP Plus, 1.71%; National Bank Holdings, 1.68%; Monro, 1.63%; and ASGN, 1.62%.

Aristotle Small Cap Equity Fund

FUND PERFORMANCE at December 31, 2019 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Russell 2000 Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index does not reflect expenses, fees, or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2019	1 Year	3 Years	Since Inception	Inception Date
Aristotle Small Cap Equity Fund – Class I	22.59%	8.22%	9.28%	10/30/15
Russell 2000 Index	25.53%	8.59%	10.62%	10/30/15

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 1.50% and 0.96%, respectively, which were the amounts stated in the current prospectus dated May 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.90% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle Small Cap Equity Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS — 94.3%
	COMMUNICATIONS — 2.0%
14,900	ATN International, Inc.	$825,311
8,952	John Wiley & Sons, Inc. - Class A	434,351
16,118	World Wrestling Entertainment, Inc. - Class A	1,045,575
		2,305,237
	CONSUMER DISCRETIONARY — 6.1%
96,462	1-800-Flowers.com, Inc. - Class A*	1,398,699
20,295	Carter's, Inc.	2,219,056
57,130	Designer Brands, Inc.	899,226
10,749	Huron Consulting Group, Inc.*	738,671
24,478	Monro, Inc.	1,914,180
		7,169,832
	CONSUMER STAPLES — 3.3%
29,220	Chefs' Warehouse, Inc.*	1,113,574
28,548	Herbalife Nutrition Ltd.*,[1]	1,360,883
20,767	Nu Skin Enterprises, Inc. - Class A	851,032
11,278	TreeHouse Foods, Inc.*	546,983
		3,872,472
	ENERGY — 2.9%
170,818	Ardmore Shipping Corp.*,1	1,545,903
104,695	NexTier Oilfield Solutions, Inc.*	701,457
24,582	Oceaneering International, Inc.*	366,518
153,755	Ring Energy, Inc.*	405,913
77,527	RPC, Inc.	406,241
		3,426,032
	FINANCIALS — 12.6%
26,090	American Equity Investment Life Holding Co.	780,874
237	Assetmark Financial Holdings, Inc.*	6,878
12,616	Banner Corp.	713,939
28,130	Berkshire Hills Bancorp, Inc.	924,914
57,837	Byline Bancorp, Inc.	1,131,870
57,165	Customers Bancorp, Inc.*	1,361,099
31,180	First Financial Bancorp	793,219
55,925	National Bank Holdings Corp. - Class A	1,969,679
68,981	Opus Bank	1,784,539
28,072	PacWest Bancorp	1,074,315
24,153	TCF Financial Corp.	1,130,360
14,819	Texas Capital Bancshares, Inc.*	841,275
54,487	Umpqua Holdings Corp.	964,420

Aristotle Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
44,619	Veritex Holdings, Inc.	$1,299,751
		14,777,132
	HEALTH CARE — 13.0%
44,016	Acadia Healthcare Co., Inc.*	1,462,212
11,213	Charles River Laboratories International, Inc.*	1,712,898
4,058	Chemed Corp.	1,782,517
109,774	Cross Country Healthcare, Inc.*	1,275,574
57,815	HMS Holdings Corp.*	1,711,324
34,531	MEDNAX, Inc.*	959,616
42,775	Merit Medical Systems, Inc.*	1,335,436
37,639	Prestige Consumer Healthcare, Inc.*	1,524,379
21,823	Providence Service Corp.*	1,291,485
22,553	Quidel Corp.*	1,692,152
21,892	Supernus Pharmaceuticals, Inc.*	519,278
		15,266,871
	INDUSTRIALS — 22.0%
39,696	AerCap Holdings NV*,1	2,440,113
21,927	Albany International Corp. - Class A	1,664,698
48,156	Altra Industrial Motion Corp.	1,743,729
26,855	ASGN, Inc.*	1,905,899
9,195	AZZ, Inc.	422,510
13,185	Barnes Group, Inc.	816,943
57,536	CAI International, Inc.*	1,667,393
22,970	Capital Product Partners LP1	308,717
28,861	Casella Waste Systems, Inc. - Class A*	1,328,472
29,893	Columbus McKinnon Corp.	1,196,617
15,781	Diamond S Shipping, Inc.*,[1]	264,174
23,562	Dycom Industries, Inc.*	1,110,948
40,190	Harsco Corp.*	924,772
179,970	InnerWorkings, Inc.*	991,635
28,710	Matthews International Corp. - Class A	1,095,861
24,431	Mercury Systems, Inc.*	1,688,426
47,251	SP Plus Corp.*	2,004,860
62,824	Team, Inc.*	1,003,299
34,983	Titan Machinery, Inc.*	517,049
127,516	U.S. Xpress Enterprises, Inc. - Class A*	641,405
57,119	Wabash National Corp.	839,078
15,004	Westinghouse Air Brake Technologies Corp.	1,167,311
		25,743,909

Aristotle Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	MATERIALS — 2.2%
65,641	Alamos Gold, Inc. - Class A1	$395,159
39,227	Kraton Corp.*	993,227
39,448	Silgan Holdings, Inc.	1,226,044
		2,614,430
	REAL ESTATE — 6.8%
30,647	Community Healthcare Trust, Inc. - REIT	1,313,530
36,897	Hannon Armstrong Sustainable Infrastructure Capital, Inc. - REIT	1,187,346
37,233	iStar, Inc. - REIT	540,251
25,846	Omega Healthcare Investors, Inc. - REIT	1,094,578
41,157	QTS Realty Trust, Inc. - Class A - REIT	2,233,590
48,979	STAG Industrial, Inc. - REIT	1,546,267
		7,915,562
	TECHNOLOGY — 20.2%
49,814	ACI Worldwide, Inc.*	1,887,203
25,927	Advanced Energy Industries, Inc.*	1,846,002
11,421	Aspen Technology, Inc.*	1,381,141
21,231	Belden, Inc.	1,167,705
35,134	Benchmark Electronics, Inc.	1,207,204
40,264	Bottomline Technologies DE, Inc.*	2,158,150
72,378	CalAmp Corp.*	693,381
10,076	Euronet Worldwide, Inc.*	1,587,575
2,402	Gartner, Inc.*	370,148
46,440	Infinera Corp.*	368,734
13,972	Insight Enterprises, Inc.*	982,092
27,562	Itron, Inc.*	2,313,830
76,518	Knowles Corp.*	1,618,356
30,381	Liquidity Services, Inc.*	181,071
36,873	MACOM Technology Solutions Holdings, Inc.*	980,822
17,463	MTS Systems Corp.	838,748
19,596	Novanta, Inc.*,1	1,733,070
9,553	Rogers Corp.*	1,191,546
58,000	Sonos, Inc.*	905,960
36,166	TiVo Corp.	306,688
		23,719,426
	UTILITIES — 3.2%
25,243	ALLETE, Inc.	2,048,974

Aristotle Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	UTILITIES (Continued)
28,119	Unitil Corp.	$1,738,317
		3,787,291
	TOTAL COMMON STOCKS
	(Cost $106,143,827)	110,598,194
	EXCHANGE-TRADED FUNDS — 2.6%
9,079	iShares Russell 2000 ETF	1,504,118
11,746	iShares Russell 2000 Value ETF	1,510,301
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $2,880,074)	3,014,419

Principal Amount
	SHORT-TERM INVESTMENTS — 6.0%
$7,085,255	UMB Money Market Fiduciary, 0.25%[2]	7,085,255
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $7,085,255)	7,085,255

	TOTAL INVESTMENTS — 102.9%
	(Cost $116,109,156)	120,697,868
	Liabilities in Excess of Other Assets — (2.9)%	(3,442,789)
	TOTAL NET ASSETS — 100.0%	$117,255,079

LP – Limited Partnership

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	Foreign security denominated in U.S. dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund

SUMMARY OF INVESTMENTS

As of December 31, 2019

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	22.0%
Technology	20.2%
Health Care	13.0%
Financials	12.6%
Real Estate	6.8%
Consumer Discretionary	6.1%
Consumer Staples	3.3%
Utilities	3.2%
Energy	2.9%
Materials	2.2%
Communications	2.0%
Total Common Stocks	94.3%
Exchange-Traded Funds	2.6%
Short-Term Investments	6.0%
Total Investments	102.9%
Liabilities in Excess of Other Assets	(2.9)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Aristotle Core Equity Fund	2019 Annual Commentary

Dear Fellow Shareholders,

Markets Review

The U.S. equity market continued to climb during the fourth quarter as the S&P 500 Index hit record highs. Overall, the S&P 500 Index gained 9.07% in the fourth quarter, which brings its full-year return to 31.49%. Concurrently, the Bloomberg Barclays U.S. Aggregate Bond Index gained 0.18% over the quarter, which gives the Index a calendar-year return of 8.72%, a figure that appears more “equity-like.” In terms of style, the Russell 1000 Growth Index outperformed its value counterpart by 3.21% during the period, extending its calendar-year lead to 9.85%.

In line with the past few quarters, the market’s attention was centered on U.S. trade relations. Sentiment around this issue was largely positive, as the United States and China were able to come to an agreement on a “phase one” deal. Furthermore, the White House and the House of Representatives were able to reach a deal regarding the United States-Mexico-Canada Agreement (USMCA).

Additionally, the Federal Reserve (the Fed) made a “midcycle adjustment” in late October by cutting interest rates 25 basis points. The Fed did not project any further cuts, commenting that the current monetary policy was “likely to remain appropriate” as long as the economy stays within the Fed’s outlook.

Lastly, U.S. political headlines were focused on the coverage of the impeachment inquiry. The House of Representatives voted to impeach President Trump in mid-December, and the Senate will hold a trial and vote to determine if he will be removed from office. Despite the uncertainty surrounding a trade deal and politics, the economy continued to moderately expand (+2.1% year-over-year), wages increased (+3.1% year-over-year), and unemployment remained low (3.5%).

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle Core Equity Fund	2019 Annual Commentary

Performance Review

The Aristotle Core Equity Fund posted a total return of 35.24% at NAV for the 1-year period ending December 31, 2019, outperforming the S&P 500 Index, which posted 31.49% over the same period.

Overall, security selection accounted for the majority of the Fund’s outperformance relative to the S&P 500 Index for the year. Sector allocation had a slightly negative impact on relative performance. Security selection in Health Care and Financials added to relative performance.

Within each of these sectors, Guardant Health and Ameriprise Financial were the main relative contributors, respectively. Conversely, security selection in Information Technology and Communication Services detracted to relative performance. Within each of these sectors, Qualcomm and Alphabet were the main relative detractors, respectively.

2019 Top Contributors* to Fund Return	2019 Top Detractors* from Fund Return
Guardant Health	Qualcomm
Estée Lauder	Alphabet
Ameriprise Financial	Ball
Prologis	EOG Resources
NextEra Energy	O’Reilly Automotive

*	Securities listed had the best or worst relative performance within the best- or worst-performing sectors relative to the benchmark.

Prologis outperformed due to a strong earnings report that was a continuation of the strength seen throughout 2019. Similar to recent trends, reported funds from operations were slightly ahead of consensus expectations. Earnings guidance for the full-year 2019 was increased. Strong demand for lease distribution facilities by tenants was not impacted by the macro uncertainty. Although there was some modest loss of occupancy, strong increases in rent were realized upon the renewal of expiring leases. Prologis is achieving what we view as attractive profit margin growth on the company’s development projects due to better-than-expected lease trends and strong demand from property investors. The company’s borrowing costs are declining due to the low interest rate environment. In our view, demand from Prologis’s e-commerce businesses could be a positive contributor to the company’s overall growth.

Guardant beat EPS consensus estimate for the first quarter of 2019 and raised EPS guidance for fiscal year 2019, driven by better volumes in both clinical and pharmaceutical research and higher ASPs. The company announced plans to initiate a study in colorectal cancer, which hurt shares of Exact Sciences, a key competitor. While we acknowledge there is a lot of work to be done, including clinical trials, FDA approval, issuance of guidelines, and, ultimately, potential Medicare and commercial reimbursement, the announcement was an unexpected positive surprise. And after being a top year-to-date performer through the end of the second quarter, Guardant declined in the third quarter as investors took profits. Despite a challenging third quarter, shares of Guardant were still up 70% year to date through September 30. The decline followed better-than-expected second quarter earnings announced in early August, where the company not only beat forecasts, it raised full-year 2019 revenue guidance by 25%. We believe considerable upside remains in shares of Guardant.

Aristotle Core Equity Fund	2019 Annual Commentary

Ball’s third quarter earnings were a mixed bag, with strong revenue growth offset by inefficiencies and incremental costs related to investments required to support the higher-than-expected demand for beverage cans. We believe the company continues to benefit from the secular shift from plastic and glass to aluminum packaging, and as sustainability headlines force an acceleration in this shift, Ball has had to ramp investment in new capacity. Consequently, during the second and third quarters, the company experienced operational inefficiencies associated with these growth investments. Investors were disappointed that third quarter earnings suffered from similar issues as those experienced during the second quarter, resulting in a period of share price weakness following the earnings release. Since the quarterly results, management has been very proactive in responding to investors’ concerns regarding the third quarter operational miss and how these issues will be reversed in 2020 as the new capacity comes online. We continue to view the third quarter weakness as transitory and believe that Ball’s revenues and earnings in 2020 will benefit from the multi-year secular growth in aluminum beverage can volumes.

Alphabet was a detractor during the year. The underperformance reflected a disappointing first quarter, with revenue growth of 17% which was below the expected 20% growth seen in recent quarters. The main concern for investors is that advertising revenue growth is slowing due to increased competition from competitors Facebook and Twitter, whose advertising growth far exceeded that of Google in the quarter. Management provided only vague explanations for the revenue miss, pointing to foreign exchange which switched to a headwind in 2019 versus a tailwind in the first quarter of 2018. Additionally, management noted that product changes in YouTube hurt ad clicks but should be beneficial longer term for the user and advertiser experience. The company also faces potential regulatory scrutiny that could further hamper the likelihood of a rally in the stock price. Historically, these investigations have been drawn out and typically end in large fines. Adding to the uncertainty is investor speculation of a potential government-mandated breakup of Alphabet, which seems like a low-probability event. Management did host several investor events during the quarter, with the “Google Marketing Live” conference highlighting their marketing offerings to assist customers in targeting consumers. Nevertheless, we continue to hold the company in high regard as revenue growth and long-term fundamentals remain intact. Furthermore, we believe CEO Sundar Pichai’s updated approach to providing insight into the company’s business model will give investors a clearer picture of the business and what management believes will be the main drivers of growth over the long-term.

Aristotle Core Equity Fund	2019 Annual Commentary

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2019 Fund Purchases		2019 Fund Sales
Ball	1Q2019	DowDuPont	1Q2019
Broadcom	1Q2019	Expedia	1Q2019
Chevron	1Q2019	Halliburton	1Q2019
Cisco	1Q2019	Parker Hannifin	1Q2019
Dollar General	1Q2019	Pioneer Natural Resources	1Q2019
Guardant Health	1Q2019	Qualcomm	1Q2019
Keysight Technologies	1Q2019	Worldpay	1Q2019
Alexion Pharmaceuticals	2Q2019	Allergan	2Q2019
Fidelity National Information Services	2Q2019	Keysight Technologies	2Q2019

One of our objectives is to clearly articulate the thought process behind our investments to our fellow shareholders. Below is an example of a purchase (Alexion Pharmaceuticals) and a sale (Allergan) we made in the Fund this year. Those securities were the last purchase and sale for the year.

Alexion Pharmaceuticals (Alexion), a biopharmaceutical company, researches and develops proprietary immunoregulatory compounds. The firm develops drugs that inhibit certain immune system functions that cause rare hematology, nephrology, neurology, and metabolic disorders. Alexion has established a market-leading position in the treatment of rare immunological conditions with its lead product, Soliris. At the end of 2018, the next-generation C5 complement inhibitor, Ultomiris, was approved. One benefit of Ultomiris over Soliris is dosing frequency, with the former being dosed once every two months, while the latter is dosed every two weeks. Alexion has priced Ultomiris at a discount and has a stated target of converting 70% of patients from Soliris to Ultomiris by 2021. This should be beneficial to the company in the long run, as it will likely enjoy longer exclusivity with Ultomiris. Alexion has reinvigorated company revenue growth following the approval of Soliris in refractory generalized myasthenia gravis in 2017. In a short period of time, it has added 1,000 patients of the potential 3,000 – 5,000 eligible patients globally. Alexion is growing its metabolic franchise as well with Strensiq and Kanuma, and penetration rates allow for further room to grow.

Aristotle Core Equity Fund	2019 Annual Commentary

We sold our position in Allergan on our view of increasing frustration with the current management team’s ability to create shareholder value and the string of disappointments in its pipeline.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

Outlook

The 2020 outlook for U.S. large cap equity markets reflects improved clarity around major issues given a partial trade deal between the United States and China plus a potential resolution to Brexit. The price to earnings multiple expansion in 2019 accounted for most of the U.S. large cap equity market return. This year will most likely be driven by improved earnings growth and maybe a little more multiple expansion. The posture on the part of the Federal Reserve is to let the economy accelerate before pulling back on stimulus. This backdrop should be constructive for equity returns in 2020. Our focus will continue to be at the company level, with an emphasis on companies with secular tailwinds or strong product-driven cycles.

Owen Fitzpatrick, CFA Principal, Lead Portfolio Manager	Thomas Hynes, Jr., CFA Principal, Portfolio Manager	Brendan O’Neil, CFA Principal, Portfolio Manager

Aristotle Core Equity Fund	2019 Annual Commentary

Aristotle Core Equity Fund (Class I)

Performance Update	December 31, 2019

Total Return	4Q19	1 Year	Annualized Since Inception (3/31/2017)	Gross/Net Expense Ratio
ARSLX Class I	8.64%	35.24%	14.81%	2.59% / 0.65%
S&P 500 Index	9.07%	31.49%	14.28%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2020, to the extent that the total annual operating expenses do not exceed 0.65% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of December 31, 2019 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Atlantic makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Atlantic reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings are available within the last 12 months.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in market risk, equity risk, preferred stock risk, warrants and rights risk, REITs risk, small-cap, mid-cap and large-cap company risk, foreign investment risk and sector focus risk.

Aristotle Core Equity Fund	2019 Annual Commentary

The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Definitions:

•	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. This index has been selected as the benchmark and is used for comparison purposes only.
•	The Russell 1000® Growth Index measures the performance of the large cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment grade bonds, including corporate, government and mortgage-backed securities.

The volatility (beta) of the Fund may be greater or less than its respective benchmarks. It is not possible to invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2019, the ten largest holdings in the Fund and their weights as a percent of total net assets were: Microsoft, 5.86%; Alphabet, 4.22%; Apple, 4.03%; Amazon.com, 3.85%; JPMorgan Chase, 3.81%; Visa, 3.74%; Thermo Fisher Scientific, 2.66%; Abbott Laboratories, 2.43%; InterContinental Exchange, 2.40%; Bank of America, 2.35%.

Aristotle Core Equity Fund

FUND PERFORMANCE at December 31, 2019 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. This index does not reflect expenses, fees, or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2019	1 Year	Since Inception	Inception Date
Aristotle Core Equity Fund – Class I	35.24%	14.81%	3/31/2017
S&P 500 Index	31.49%	14.28%	3/31/2017

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 2.59% and 0.65%, respectively, which were the amounts stated in the current prospectus dated May 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.65% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle Core Equity Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS — 96.8%
	CONSUMER DISCRETIONARY — 12.2%
566	Amazon.com, Inc.*	$1,045,878
9,911	Comcast Corp. - Class A	445,698
2,522	Home Depot, Inc.	550,754
2,951	Marriott International, Inc. - Class A	446,870
916	O'Reilly Automotive, Inc.*	401,446
3,032	Walt Disney Co.	438,518
		3,329,164
	CONSUMER STAPLES — 6.0%
1,481	Costco Wholesale Corp.	435,296
2,479	Dollar General Corp.	386,674
1,759	Estee Lauder Cos., Inc. - Class A	363,304
3,194	PepsiCo, Inc.	436,524
		1,621,798
	ENERGY — 4.3%
2,798	Chevron Corp.	337,187
5,204	EOG Resources, Inc.	435,887
3,640	Phillips 66	405,532
		1,178,606
	FINANCIALS — 14.6%
2,851	Ameriprise Financial, Inc.	474,920
18,155	Bank of America Corp.	639,419
2,935	Chubb Ltd.[1]	456,862
2,977	Fidelity National Information Services, Inc.	414,071
7,056	Intercontinental Exchange, Inc.	653,033
7,434	JPMorgan Chase & Co.	1,036,300
6,071	Zions Bancorp N.A.	315,206
		3,989,811
	HEALTH CARE — 15.7%
7,599	Abbott Laboratories	660,049
2,496	Alexion Pharmaceuticals, Inc.*	269,942
1,844	Becton, Dickinson and Co.	501,513
2,667	Bio-Techne Corp.	585,433
2,295	Bristol-Myers Squibb Co.	147,316
3,011	Cigna Corp.	615,719
3,298	Guardant Health, Inc.*	257,706
1,410	Teleflex, Inc.	530,781

Aristotle Core Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
2,228	Thermo Fisher Scientific, Inc.	$723,810
		4,292,269
	INDUSTRIALS — 9.0%
4,037	AMETEK, Inc.	402,650
1,095	Boeing Co.	356,707
2,171	Honeywell International, Inc.	384,267
1,126	Ingersoll-Rand PLC	149,668
2,574	Norfolk Southern Corp.	499,691
1,380	Roper Technologies, Inc.	488,837
982	Stanley Black & Decker, Inc.	162,757
		2,444,577
	INFORMATION TECHNOLOGY — 26.9%
849	Adobe, Inc.*	280,009
857	Alphabet, Inc. - Class A*	1,147,857
3,727	Apple, Inc.	1,094,433
1,494	Broadcom, Inc.	472,134
8,772	Cisco Systems, Inc.	420,705
4,744	Microchip Technology, Inc.	496,792
10,101	Microsoft Corp.	1,592,928
1,785	NVIDIA Corp.	420,010
2,487	salesforce.com, Inc.*	404,486
5,408	Visa, Inc. - Class A	1,016,163
		7,345,517
	MATERIALS — 2.4%
2,226	Avery Dennison Corp.	291,206
5,633	Ball Corp.	364,286
		655,492
	REAL ESTATE — 3.2%
2,740	Alexandria Real Estate Equities, Inc. - REIT	442,729
4,780	Prologis, Inc.	426,089
		868,818
	UTILITIES — 2.5%
2,321	American Water Works Co., Inc.	285,135

Aristotle Core Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	UTILITIES (Continued)
1,638	NextEra Energy, Inc.	$396,658
		681,793
	TOTAL COMMON STOCKS
	(Cost $21,715,953)	26,407,845
	RIGHTS — 0.0%
	HEALTH CARE — 0.0%
2,295	Bristol-Myers Squibb Co.*	6,908
	TOTAL RIGHTS
	(Cost $4,888)	6,908

Principal Amount
	SHORT-TERM INVESTMENTS — 2.8%
$751,602	UMB Money Market Fiduciary, 0.25%[2]	751,602
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $751,602)	751,602

	TOTAL INVESTMENTS — 99.6%
	(Cost $22,472,443)	27,166,355
	Other Assets in Excess of Liabilities — 0.4%	102,323
	TOTAL NET ASSETS — 100.0%	$27,268,678

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	Foreign security denominated in U.S. dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle Core Equity Fund

SUMMARY OF INVESTMENTS

As of December 31, 2019

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Information Technology	26.9%
Health Care	15.7%
Financials	14.6%
Consumer Discretionary	12.2%
Industrials	9.0%
Consumer Staples	6.0%
Energy	4.3%
Real Estate	3.2%
Utilities	2.5%
Materials	2.4%
Total Common Stocks	96.8%
Rights	0.0%
Short-Term Investments	2.8%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

As of December 31, 2019

	Aristotle/Saul Global Opportunities Fund	Aristotle International Equity Fund	Aristotle Strategic Credit Fund
Assets:
Investments, at cost	$55,699,509	$82,023,953	$5,711,610
Investments, at value	$70,227,731	$91,235,514	$5,905,584
Receivables:
Fund shares sold	12,501	5,840	45,921
Dividends and interest	99,966	103,474	62,541
Due from Advisor	-	-	13,135
Prepaid expenses	41	7,260	12,535
Total Assets	70,340,239	91,352,088	6,039,716

Liabilities:
Payables:
Investment securities purchased	-	-	-
Fund shares redeemed	-	25,103	-
Advisory fees	29,105	22,715	-
Shareholder servicing fees (Note 7)	-	8,033	-
Fund administration and accounting fees	25,191	25,414	25,298
Transfer agent fees and expenses	7,643	7,784	5,201
Custody fees	6,310	9,153	3,822
Auditing fees	20,277	19,670	23,323
Trustees' deferred compensation (Note 3)	3,854	3,714	3,623
Chief Compliance Officer fees	1,117	1,061	1,480
Trustees' fees and expenses	867	182	174
Offering costs - Related Parties	-	-	-
Legal fees	-	-	3,841
Accrued other expenses	5,663	4,733	720
Total Liabilities	100,027	127,562	67,482

Net Assets	$70,240,212	$91,224,526	$5,972,234

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$55,759,468	$82,414,265	$6,250,724
Total distributable earnings (accumulated deficit)	14,480,744	8,810,261	(278,490)
Net Assets	$70,240,212	$91,224,526	$5,972,234

Class I:
Shares of beneficial interest issued and outstanding	5,491,831	7,821,921	592,821
Net asset value per share	$12.79	$11.66	$10.07

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of December 31, 2019

	Aristotle Value Equity Fund	Aristotle Small Cap Equity Fund	Aristotle Core Equity Fund
Assets:
Investments, at cost	$88,370,047	$116,109,156	$22,472,443
Investments, at value	$101,815,221	$120,697,868	$27,166,355
Receivables:
Fund shares sold	524,760	28,835	143,576
Dividends and interest	56,657	90,156	11,354
Due from Advisor	-	-	2,151
Prepaid expenses	10,224	9,074	2,774
Total Assets	102,406,862	120,825,933	27,326,210

Liabilities:
Payables:
Investment securities purchased	2,756,698	3,418,210	-
Fund shares redeemed	14,698	11,996	-
Advisory fees	36,461	50,291	-
Shareholder servicing fees (Note 7)	-	4,286	3,980
Fund administration and accounting fees	20,215	25,672	16,221
Transfer agent fees and expenses	9,642	6,675	5,959
Custody fees	3,891	6,896	4,238
Auditing fees	19,256	19,253	18,914
Trustees' deferred compensation (Note 3)	3,783	3,712	3,636
Chief Compliance Officer fees	201	757	1,298
Trustees' fees and expenses	194	129	146
Offering costs - Related Parties	-	10,084	-
Legal fees	-	-	-
Accrued other expenses	4,718	12,893	3,140
Total Liabilities	2,869,757	3,570,854	57,532

Net Assets	$99,537,105	$117,255,079	$27,268,678

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$87,797,710	$114,536,253	$22,736,750
Total distributable earnings (accumulated deficit)	11,739,395	2,718,826	4,531,928
Net Assets	$99,537,105	$117,255,079	$27,268,678

Class I:
Shares of beneficial interest issued and outstanding	6,727,800	9,050,940	1,903,370
Net asset value per share	$14.79	$12.96	$14.33

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2019

	Aristotle/Saul Global Opportunities Fund	Aristotle International Equity Fund	Aristotle Strategic Credit Fund
Investment income:
Dividends (net of foreign withholding taxes of $90,830, $146,892 and $0, respectively)	$1,199,296	$1,654,046	$-
Interest	3,669	5,688	246,441
Total investment income	1,202,965	1,659,734	246,441

Expenses:
Advisory fees	476,021	477,329	25,001
Shareholder servicing fees (Note 7)	-	65,467	-
Fund administration and accounting fees	102,257	109,085	93,676
Transfer agent fees and expenses	11,316	17,506	10,270
Custody fees	21,076	36,221	10,070
Registration fees	24,108	33,210	23,010
Auditing fees	20,498	19,998	23,830
Shareholder reporting fees	11,588	3,478	1,286
Trustees' fees and expenses	9,695	8,957	8,745
Legal fees	6,392	6,913	794
Chief Compliance Officer fees	5,667	5,624	6,267
Miscellaneous	5,189	11,466	5,603
Insurance fees	1,491	1,544	1,352
Total expenses	695,298	796,798	209,904
Advisory fees waived	(151,272)	(251,277)	(25,001)
Other expenses absorbed	-	-	(151,923)
Net expenses	544,026	545,521	32,980
Net investment income	658,939	1,114,213	213,461

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,336,814	122,305	(51,125)
Forward foreign currency exchange contracts	48,283	-	-
Foreign currency transactions	(3,865)	(12,148)	-
Net realized gain (loss)	3,381,232	110,157	(51,125)
Net change in unrealized appreciation/depreciation on:
Investments	12,261,934	12,881,622	409,215
Forward foreign currency exchange contracts	175,573	-	-
Foreign currency translations	295	425	-
Net change in unrealized appreciation/depreciation	12,437,802	12,882,047	409,215
Net realized and unrealized gain	15,819,034	12,992,204	358,090

Net Increase in Net Assets from Operations	$16,477,973	$14,106,417	$571,551

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS - Continued

For the Year Ended December 31, 2019

	Aristotle Value Equity Fund	Aristotle Small Cap Equity Fund	Aristotle Core Equity Fund
Investment income:
Dividends (net of foreign withholding taxes of $38,927, $257 and $172, respectively)	$1,423,763	$691,663	$255,051
Interest	8,367	7,967	2,226
Total investment income	1,432,130	699,630	257,277

Expenses:
Advisory fees	489,940	555,761	97,462
Shareholder servicing fees (Note 7)	-	61,986	19,622
Fund administration and accounting fees	125,911	101,895	70,521
Transfer agent fees and expenses	34,211	17,477	12,430
Custody fees	16,998	29,704	15,183
Registration fees	27,969	20,000	24,180
Auditing fees	19,581	19,702	19,400
Shareholder reporting fees	6,057	14,109	3,880
Trustees' fees and expenses	9,081	8,907	8,757
Legal fees	7,152	7,128	1,591
Chief Compliance Officer fees	4,867	5,367	5,867
Miscellaneous	16,974	12,613	6,470
Insurance fees	1,675	1,470	1,355
Total expenses	760,416	856,119	286,718
Advisory fees waived	(123,495)	(189,206)	(97,462)
Other expenses absorbed	-	-	(62,554)
Net expenses	636,921	666,913	126,702
Net investment income	795,209	32,717	130,575

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,537,435)	441,909	6,369
Forward foreign currency exchange contracts	-	-	-
Foreign currency transactions	-	-	-
Net realized gain (loss)	(1,537,435)	441,909	6,369
Net change in unrealized appreciation/depreciation on:
Investments	27,803,961	11,340,874	5,006,109
Forward foreign currency exchange contracts	-	-	-
Foreign currency translations	-	-	-
Net change in unrealized appreciation/depreciation	27,803,961	11,340,874	5,006,109
Net realized and unrealized gain	26,266,526	11,782,783	5,012,478

Net Increase in Net Assets from Operations	$27,061,735	$11,815,500	$5,143,053

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$658,939	$912,979
Net realized gain on investments, forward foreign currency exchange contracts and foreign currency transactions	3,381,232	7,413,330
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts and foreign currency translations	12,437,802	(15,638,929)
Net increase (decrease) in net assets resulting from operations	16,477,973	(7,312,620)

Distributions to Shareholders:
Distributions	(4,766,786)	(7,347,037)
Total distributions to shareholders	(4,766,786)	(7,347,037)

Capital Transactions:
Class I:
Net proceeds from shares sold	9,332,161	16,833,376
Reinvestment of distributions	2,299,072	3,072,096
Cost of shares redeemed[1]	(17,946,364)	(48,129,342)
Net decrease in net assets from capital transactions	(6,315,131)	(28,223,870)

Total increase (decrease) in net assets	5,396,056	(42,883,527)

Net Assets:
Beginning of period	64,844,156	107,727,683
End of period	$70,240,212	$64,844,156

Capital Share Transactions:
Class I:
Shares sold	766,759	1,319,114
Shares reinvested	182,033	276,019
Shares redeemed	(1,482,198)	(3,676,010)
Net decrease in capital share transactions	(533,406)	(2,080,877)

[1]	Net of redemption fee proceeds of $0 and $64, respectively.

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,114,213	$570,244
Net realized gain on investments and foreign currency transactions	110,157	412,297
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	12,882,047	(6,170,932)
Net increase (decrease) in net assets resulting from operations	14,106,417	(5,188,391)

Distributions to Shareholders:
Distributions	(1,268,938)	(605,560)
Total distributions to shareholders	(1,268,938)	(605,560)

Capital Transactions:
Class I:
Net proceeds from shares sold	40,780,346	41,491,731
Reinvestment of distributions	1,234,264	588,162
Cost of shares redeemed[1]	(9,263,875)	(7,326,791)
Net increase in net assets from capital transactions	32,750,735	34,753,102

Total increase in net assets	45,588,214	28,959,151

Net Assets:
Beginning of period	45,636,312	16,677,161
End of period	$91,224,526	$45,636,312

Capital Share Transactions:
Class I:
Shares sold	3,772,285	3,872,819
Shares reinvested	106,863	60,201
Shares redeemed	(840,361)	(702,789)
Net increase in capital share transactions	3,038,787	3,230,231

[1]	Net of redemption fee proceeds of $5,265 and $5,484, respectively.

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$213,461	$259,254
Net realized loss on investments	(51,125)	(60,983)
Net change in unrealized appreciation/depreciation on investments	409,215	(267,020)
Net increase (decrease) in net assets resulting from operations	571,551	(68,749)

Distributions to Shareholders:
Distributions	(217,967)	(258,595)
Total distributions to shareholders	(217,967)	(258,595)

Capital Transactions:
Class I:
Net proceeds from shares sold	700,102	2,364,339
Reinvestment of distributions	195,367	237,083
Cost of shares redeemed	(95,043)	(4,707,216)
Net increase (decrease) in net assets from capital transactions	800,426	(2,105,794)

Total increase (decrease) in net assets	1,154,010	(2,433,138)

Net Assets:
Beginning of period	4,818,224	7,251,362
End of period	$5,972,234	$4,818,224

Capital Share Transactions:
Class I:
Shares sold	69,710	240,696
Shares reinvested	19,733	24,274
Shares redeemed	(9,475)	(480,485)
Net increase (decrease) in capital share transactions	79,968	(215,515)

See accompanying Notes to Financial Statements.

Aristotle Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$795,209	$604,995
Net realized gain (loss) on investments	(1,537,435)	495,838
Net change in unrealized appreciation/depreciation on investments	27,803,961	(15,363,863)
Net increase (decrease) in net assets resulting from operations	27,061,735	(14,263,030)

Distributions to Shareholders:
Distributions	(810,250)	(1,320,624)
Total distributions to shareholders	(810,250)	(1,320,624)

Capital Transactions:
Class I:
Net proceeds from shares sold	73,364,164	111,297,821
Reinvestment of distributions	525,951	1,299,703
Cost of shares redeemed[1]	(99,335,384)	(7,452,918)
Net increase (decrease) in net assets from capital transactions	(25,445,269)	105,144,606

Total increase in net assets	806,216	89,560,952

Net Assets:
Beginning of period	98,730,889	9,169,937
End of period	$99,537,105	$98,730,889

Capital Share Transactions:
Class I:
Shares sold	5,547,649	8,517,003
Shares reinvested	36,073	111,181
Shares redeemed	(7,599,437)	(610,356)
Net increase (decrease) in capital share transactions	(2,015,715)	8,017,828

[1]	Net of redemption fee proceeds of $3,131 and $932, respectively.

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$32,717	$27,266
Net realized gain on investments	441,909	1,338,801
Net change in unrealized appreciation/depreciation on investments	11,340,874	(7,548,246)
Net increase (decrease) in net assets resulting from operations	11,815,500	(6,182,179)

Distributions to Shareholders:
Distributions	(1,748,403)	(1,967,644)
Total distributions to shareholders	(1,748,403)	(1,967,644)

Capital Transactions:
Class I:
Net proceeds from shares sold	87,440,706	43,043,038
Reinvestment of distributions	1,734,321	1,897,667
Cost of shares redeemed[1]	(22,889,148)	(7,310,406)
Net increase in net assets from capital transactions	66,285,879	37,630,299

Total increase in net assets	76,352,976	29,480,476

Net Assets:
Beginning of period	40,902,103	11,421,627
End of period	$117,255,079	$40,902,103

Capital Share Transactions:
Class I:
Shares sold	6,971,268	3,299,515
Shares reinvested	136,346	168,982
Shares redeemed	(1,865,590)	(549,589)
Net increase in capital share transactions	5,242,024	2,918,908

[1]	Net of redemption fee proceeds of $3,079 and $0, respectively.

See accompanying Notes to Financial Statements.

Aristotle Core Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$130,575	$64,645
Net realized gain (loss) on investments	6,369	(121,067)
Net change in unrealized appreciation/depreciation on investments	5,006,109	(882,527)
Net increase (decrease) in net assets resulting from operations	5,143,053	(938,949)

Distributions to Shareholders:
Distributions	(159,119)	(115,212)
Total distributions to shareholders	(159,119)	(115,212)

Capital Transactions:
Class I:
Net proceeds from shares sold	12,608,000	5,490,522
Reinvestment of distributions	157,779	112,597
Cost of shares redeemed[1]	(1,235,893)	(674,426)
Net increase in net assets from capital transactions	11,529,886	4,928,693

Total increase in net assets	16,513,820	3,874,532

Net Assets:
Beginning of period	10,754,858	6,880,326
End of period	$27,268,678	$10,754,858

Capital Share Transactions:
Class I:
Shares sold	976,866	453,855
Shares reinvested	11,222	10,236
Shares redeemed	(93,600)	(57,805)
Net increase in capital share transactions	894,488	406,286

[1]	Net of redemption fee proceeds of $29 and $0, respectively.

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.76	$13.29	$11.59	$10.27	$10.62
Income from Investment Operations:
Net investment income[1]	0.12	0.13	0.09	0.07	0.09
Net realized and unrealized gain (loss)	2.83	(1.35)	1.68	1.33	(0.30)
Total from investment operations	2.95	(1.22)	1.77	1.40	(0.21)

Less Distributions:
From net investment income	(0.17)	(0.23)	(0.07)	(0.08)	(0.14)
From net realized gain	(0.75)	(1.08)	-	-	-
Total distributions	(0.92)	(1.31)	(0.07)	(0.08)	(0.14)

Redemption fee proceeds[1]	-	- [2]	- [2]	- [2]	- [2]
Net asset value, end of period	$12.79	$10.76	$13.29	$11.59	$10.27

Total return[3]	27.55%	(9.53)%	15.29%	13.60%	(1.97)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$70,240	$64,844	$107,728	$80,678	$62,689

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	1.02%	1.20%	1.25%	1.31%	1.41%
After fees waived and expenses absorbed	0.80%	0.93%[4]	0.98%	1.06%[5]	1.10%
Ratio of net investment income to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	0.75%	0.71%	0.46%	0.33%	0.56%
After fees waived and expenses absorbed	0.97%	0.98%	0.73%	0.58%	0.87%
Portfolio turnover rate	22%	37%	27%	39%	51%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective September 1, 2018, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.80% of average daily net assets of the Fund. Prior to September 1, 2018, the annual operating expense limitation was 0.98%.
[5]	Effective September 1, 2016, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.98% of average daily net assets of the Fund. Prior to September 1, 2016, the annual operating expense limitation was 1.10%.

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.54	$10.74	$8.89	$9.15	$9.17
Income from Investment Operations:
Net investment income[1]	0.18	0.16	0.15	0.12	0.09
Net realized and unrealized gain (loss)	2.11	(1.22)	1.86	(0.23)	(0.07)
Total from investment operations	2.29	(1.06)	2.01	(0.11)	0.02

Less Distributions:
From net investment income	(0.15)	(0.14)	(0.16)	(0.15)	(0.04)
From net realized gain	(0.02)	-	-	-	-
Total distributions	(0.17)	(0.14)	(0.16)	(0.15)	(0.04)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	-	- [2]
Net asset value, end of period	$11.66	$9.54	$10.74	$8.89	$9.15

Total return[3]	23.98%	(9.89)%	22.64%	(1.17)%	0.25%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$91,225	$45,636	$16,677	$10,773	$12,089

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.17%	1.42%	2.38%	2.43%	4.22%
After fees waived and expenses absorbed	0.80%	0.88%[4]	0.93%	1.05%[5]	1.10%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.26%	0.90%	0.09%	(0.06)%	(2.13)%
After fees waived and expenses absorbed	1.63%	1.44%	1.54%	1.32%	0.99%
Portfolio turnover rate	11%	17%	10%	48%	86%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective September 1, 2018, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.80% of average daily net assets of the Fund. Prior to September 1, 2018, the annual operating expense limitation was 0.93%.
[5]	Effective September 1, 2016, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.93% of average daily net assets of the Fund. Prior to September 1, 2016, the annual operating expense limitation was 1.10%.

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.39	$9.96	$9.94	$9.36	$10.00
Income from Investment Operations:
Net investment income[1]	0.40	0.41	0.41	0.43	0.45
Net realized and unrealized gain (loss)	0.68	(0.56)	0.02	0.59	(0.69)
Total from investment operations	1.08	(0.15)	0.43	1.02	(0.24)

Less Distributions:
From net investment income	(0.40)	(0.42)	(0.41)	(0.44)	(0.40)
Net asset value, end of period	$10.07	$9.39	$9.96	$9.94	$9.36

Total return[2]	11.71%	(1.58)%	4.35%	11.07%	(2.49)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,972	$4,818	$7,251	$9,139	$8,305

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.94%	4.03%	2.96%	3.18%	3.11%
After fees waived and expenses absorbed	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.69%	0.80%	1.73%	1.88%	2.01%
After fees waived and expenses absorbed	4.01%	4.21%	4.07%	4.44%	4.50%
Portfolio turnover rate	54%	89%	69%	75%	88%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Aristotle Value Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,			For the Period August 31, 2016* through
	2019	2018	2017	December 31, 2016
Net asset value, beginning of period	$11.29	$12.64	$10.45	$10.00
Income from Investment Operations:
Net investment income[1]	0.13	0.13	0.11	0.03
Net realized and unrealized gain (loss)	3.50	(1.33)	2.20	0.45
Total from investment operations	3.63	(1.20)	2.31	0.48

Less Distributions:
From net investment income	(0.13)	(0.07)	(0.06)	(0.03)
From net realized gain	-	(0.08)	(0.06)	-
Total distributions	(0.13)	(0.15)	(0.12)	(0.03)

Redemption fee proceeds[1]	- [2]	- [2]	-	-
Net asset value, end of period	$14.79	$11.29	$12.64	$10.45

Total return[3]	32.18%	(9.53)%	22.12%	4.77%[4]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$99,537	$98,731	$9,170	$2,571

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.93%	0.96%	4.53%	10.12%[5]
After fees waived and expenses absorbed	0.78%	0.78%	0.78%	0.78%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.82%	0.89%	(2.80)%	(8.43)%[5]
After fees waived and expenses absorbed	0.97%	1.07%	0.95%	0.91%[5]
Portfolio turnover rate	86%	18%	14%	7%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,				For the Period October 30, 2015* through
	2019	2018	2017	2016	December 31, 2015
Net asset value, beginning of period	$10.74	$12.83	$11.40	$9.65	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.01	0.01	- [2]	(0.01)	0.01
Net realized and unrealized gain (loss)	2.41	(1.56)	2.03	1.78	(0.35)
Total from investment operations	2.42	(1.55)	2.03	1.77	(0.34)

Less Distributions:
From net investment income	- [2]	(0.01)	-	- [2]	(0.01)
From net realized gain	(0.20)	(0.53)	(0.60)	(0.02)	-
Total distributions	(0.20)	(0.54)	(0.60)	(0.02)	(0.01)

Redemption fee proceeds[1]	- [2]	-	- [2]	- [2]	-
Net asset value, end of period	$12.96	$10.74	$12.83	$11.40	$9.65

Total return[3]	22.59%	(12.29)%	17.87%	18.31%	(3.43)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$117,255	$40,902	$11,422	$4,118	$1,569

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.16%	1.44%	4.96%	9.28%	19.35%[5]
After fees waived and expenses absorbed	0.90%	0.90%	1.04%[6]	1.15%	1.15%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.21)%	(0.46)%	(3.90)%	(8.19)%	(17.80)%[5]
After fees waived and expenses absorbed	0.05%	0.08%	0.02%	(0.06)%	0.40%[5]
Portfolio turnover rate	59%	94%	42%	18%	2%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	Effective September 1, 2017, the Advisor has contractually agreed to limit the operating expense to 0.90%. Prior to September 1, 2017, the Advisor had contractually agreed to limit the operating expenses to 1.15%.

See accompanying Notes to Financial Statements.

Aristotle Core Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,		For the Period March 31, 2017* through
	2019	2018	December 31, 2017
Net asset value, beginning of period	$10.66	$11.42	$10.00
Income from Investment Operations:
Net investment income[1]	0.09	0.08	0.07
Net realized and unrealized gain (loss)	3.67	(0.72)	1.39
Total from investment operations	3.76	(0.64)	1.46

Less Distributions:
From net investment income	(0.07)	(0.07)	(0.04)
From net realized gain	(0.02)	(0.05)	-
Total distributions	(0.09)	(0.12)	(0.04)

Redemption fee proceeds[1]	- [2]	-	-
Net asset value, end of period	$14.33	$10.66	$11.42

Total return[3]	35.24%	(5.66)%	14.64%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$27,269	$10,755	$6,880

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.47%	2.59%	5.85%[5]
After fees waived and expenses absorbed	0.65%	0.65%	0.65%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.15)%	(1.28)%	(4.40)%[5]
After fees waived and expenses absorbed	0.67%	0.66%	0.80%[5]
Portfolio turnover rate	18%	32%	22%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

Note 1 – Organization

Aristotle/Saul Global Opportunities Fund (the ‘‘Saul Global Opportunities Fund’’), Aristotle International Equity Fund (the “International Equity Fund”), Aristotle Strategic Credit Fund (the “Strategic Credit Fund”), Aristotle Value Equity Fund (the “Value Equity Fund”), Aristotle Small Cap Equity Fund (the “Small Cap Equity Fund) and Aristotle Core Equity Fund (the “Core Equity Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Saul Global Opportunities Fund’s primary investment objective is to maximize long-term capital appreciation and income. The Fund commenced investment operations on March 30, 2012.

The International Equity Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on March 31, 2014.

The Strategic Credit Fund’s primary investment objectives are to seek income and capital appreciation. The Fund commenced investment operations on December 31, 2014.

The Value Equity Fund’s primary investment objective is to maximize long-term capital appreciation. The Fund commenced investment operations on August 31, 2016.

The Small Cap Equity Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on October 30, 2015.

The Core Equity Fund’s primary investment objective is to seek long-term growth of capital. The Fund commenced investment operations on March 31, 2017.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

(b) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(c) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities. Each ETF in which each Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

(e) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(f) Forward Foreign Currency Exchange Contracts

The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions. As of December 31, 2019, the Saul Global Opportunities Fund had no outstanding forward currency contracts purchased long or short.

(g) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax periods ended December 31, 2016-2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

(h) Distributions to Shareholders

The Saul Global Opportunities Fund, International Equity Fund, Value Equity Fund, Small Cap Equity Fund and Core Equity Fund will make distributions of net investment income, if any, at least annually, typically in December. The Strategic Credit Fund will make distributions of net investment income monthly. Each Fund makes distributions of its net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(i) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into Investment Advisory Agreements (the “Agreements”) with Aristotle Capital Management, LLC, Aristotle Credit Partners, LLC, Aristotle Capital Boston, LLC and Aristotle Atlantic Partners, LLC (the “Advisors”).  Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the respective Advisor based on each Fund’s average daily net assets. The annual rates are listed in the table below:

	Investment Advisors	Investment Advisory Fees
Saul Global Opportunities Fund	Aristotle Capital Management, LLC	0.70%
International Equity Fund	Aristotle Capital Management, LLC	0.70%
Strategic Credit Fund	Aristotle Credit Partners, LLC	0.47%
Value Equity Fund	Aristotle Capital Management, LLC	0.60%
Small Cap Equity Fund	Aristotle Capital Boston, LLC	0.75%
Core Equity Fund	Aristotle Atlantic Partners, LLC	0.50%

The respective Advisor for each fund has contractually agreed to waive its fees and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation). The agreements are effective until the dates listed below and may be terminated before those dates only by the Trust’s Board of Trustees. The table below contains the agreement expiration and expense cap by Fund:

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

	Agreement Expires	Total Limit on Annual Operating Expenses†
Saul Global Opportunities Fund	April 30, 2021	0.80%
International Equity Fund	April 30, 2021	0.80%
Strategic Credit Fund	April 30, 2020	0.62%
Value Equity Fund	April 30, 2020	0.78%
Small Cap Equity Fund	April 30, 2020	0.90%
Core Equity Fund	April 30, 2020	0.65%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

For the year ended December 31, 2019, the respective Advisor waived its advisory fees and absorbed other expenses as follows:

	Advisory fees	Other expenses	Total
Saul Global Opportunities Fund	$151,272	$-	$151,272
International Equity Fund	251,277	-	251,277
Strategic Credit Fund	25,001	151,923	176,924
Value Equity Fund	123,495	-	123,495
Small Cap Equity Fund	189,206	-	189,206
Core Equity Fund	97,462	62,554	160,016

The respective Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. Each Advisor may recapture all or a portion of these amounts no later than December 31, of the years stated below:

	Saul Global Opportunities Fund	International Equity Fund	Strategic Credit Fund	Value Equity Fund	Small Cap Equity Fund	Core Equity Fund
2020	272,495	201,668	207,025	199,037	186,635	167,061
2021	252,914	213,673	209,775	102,754	193,718	191,146
2022	151,272	251,277	176,924	123,495	189,206	160,016
Total	$676,681	$666,618	$593,724	$425,286	$569,559	$518,223

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended December 31, 2019 are reported on the Statements of Operations.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended December 31, 2019, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees’ Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended December 31, 2019, are reported on the Statements of Operations.

Note 4 – Federal Income Taxes

At December 31, 2019, the gross unrealized appreciation (depreciation) on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Saul Global Opportunities Fund	International Equity Fund	Strategic Credit Fund	Value Equity Fund	Small Cap Equity Fund	Core Equity Fund
Cost of investments	$55,760,582	$82,454,188	$5,711,610	$88,906,924	$118,135,444	$22,500,637

Gross unrealized appreciation	$16,267,266	$11,470,232	$199,537	$14,178,612	$11,209,614	$4,903,577
Gross unrealized depreciation	(1,800,117)	(2,688,906)	(5,563)	(1,270,315)	(8,647,190)	(237,859)

Net unrealized appreciation on investments	$14,467,149	$8,781,326	$193,974	$12,908,297	$2,562,424	$4,665,718

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended December 31, 2019, permanent differences in book and tax accounting have been reclassified to paid in capital and distributable earnings/(accumulated deficit) as follows:

	Paid in Capital	Total Distributable Earnings/(Accumulated Deficit)
Saul Global
Opportunities Fund	$340	$(340)
International Equity Fund	-	-
Strategic Credit Fund	-	-
Value Equity Fund	-	-
Small Cap Equity Fund	(5,988)	5,988
Core Equity Fund	-	-

As of December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Saul Global Opportunities Fund	International Equity Fund	Strategic Credit Fund	Value Equity Fund	Small Cap Equity Fund	Core Equity Fund
Undistributed ordinary income	$16,884	$32,354	$59	$2,193	$9,113	$4,544
Undistributed long-term capital gains	-	-	-	-	151,001	-
Tax accumulated earnings	16,884	32,354	59	2,193	160,114	4,544

Accumulated capital and other losses	-	-	(468,900)	(1,167,312)	-	(134,698)
Net unrealized appreciation (depreciation) on investments	14,467,149	8,781,326	193,974	12,908,297	2,562,424	4,665,718
Net unrealized appreciation (depreciation) on foreign currency	565	295	-	-	-	-
Unrealized deferred compensation	(3,854)	(3,714)	(3,623)	(3,783)	(3,712)	(3,636)
Total accumulated earnings (deficit)	$14,480,744	$8,810,261	$(278,490)	$11,739,395	$2,718,826	$4,531,928

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

The tax character of the distributions paid during the fiscal year ended December 31, 2019 and December 31, 2018 were as follows:

	Saul Global Opportunities Fund		International Equity Fund
Distributions paid from:	2019	2018	2019	2018
Ordinary income	$1,039,563	$1,138,756	$1,135,884	$605,560
Net long-term capital gains	3,727,223	6,208,281	133,054	-
Total distributions paid	$4,766,786	$7,347,037	$1,268,938	$605,560

	Strategic Credit Fund		Value Equity Fund
Distributions paid from:	2019	2018	2019	2018
Ordinary income	$217,967	$258,595	$810,250	$754,375
Net long-term capital gains	-	-	-	566,249
Total distributions paid	$217,967	$258,595	$810,250	$1,320,624

	Small Cap Equity Fund		Core Equity Fund
Distributions paid from:	2019	2018	2019	2018
Ordinary income	$32,028	$942,720	$129,556	$97,559
Net long-term capital gains	1,716,375	1,024,924	29,563	17,653
Total distributions paid	$1,748,403	$1,967,644	$159,119	$115,212

At December 31, 2019, the Funds had accumulated capital loss carryforwards as follows:

	Not Subject to Expiration
Fund	Short-Term	Long-Term	Total
Saul Global Opportunities Fund	$-	$-	$-
International Equity Fund	-	-	-
Strategic Credit Fund	389,772	79,128	468,900
Value Equity Fund	1,167,312	-	1,167,312
Small Cap Equity Fund	-	-	-
Core Equity Fund	134,698	-	134,698

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended December 31, 2019 and the year ended December 31, 2018, redemption fees were as follows:

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

	December 31, 2019	December 31, 2018
Saul Global Opportunities Fund	$-	$64
International Equity Fund	5,265	5,484
Value Equity Fund	3,131	932
Small Cap Equity Fund	3,079	-
Core Equity Fund	29	-

Note 6 – Investment Transactions

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Saul Global Opportunities Fund	$14,341,407	$25,310,957
International Equity Fund	40,675,118	7,477,205
Strategic Credit Fund	3,386,344	2,777,367
Value Equity Fund	68,156,044	93,750,791
Small Cap Equity Fund	103,865,132	41,491,494
Core Equity Fund	14,301,039	3,378,443

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the International Equity Fund, the Small Cap Equity Fund and the Core Equity Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2019, the International Equity Fund, the Small Cap Equity Fund and the Core Equity Fund shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2019, in valuing the Funds’ assets carried at fair value:

Saul Global Opportunities Fund	Level 1	Level 2	Level 3**	Total
Investments
Common Stocks
Austria	$-	$1,247,069	$-	$1,247,069
Canada	915,309	-	-	915,309
France	4,868,295	-	-	4,868,295
Germany	-	1,450,509	-	1,450,509
Hong Kong	1,570,432	-	-	1,570,432
Ireland	1,701,750	-	-	1,701,750
Japan	-	12,873,594	-	12,873,594
Korea (Republic Of-South)	-	2,466,567	-	2,466,567
Netherlands	1,352,198	-	-	1,352,198
Singapore	-	1,378,557	-	1,378,557
Spain	861,894	-	-	861,894
Sweden	-	1,337,069	-	1,337,069
Switzerland	1,307,544	2,607,615	-	3,915,159
United Kingdom	1,379,159	-	-	1,379,159
United States	31,849,655	-	-	31,849,655
Short-Term Investments	1,060,515	-	-	1,060,515
Total Investments	$46,866,751	$23,360,980	$-	$70,227,731

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

International Equity Fund	Level 1	Level 2	Level 3**	Total
Investments
Common Stocks
Austria	$-	$2,020,852	$-	$2,020,852
Canada	6,471,028	-	-	6,471,028
France	13,690,222	-	-	13,690,222
Germany	-	3,974,868	-	3,974,868
Hong Kong	2,450,126	-	-	2,450,126
Ireland	6,123,519	-	-	6,123,519
Japan	-	18,983,180	-	18,983,180
Korea (Republic Of-South)	-	2,587,636	-	2,587,636
Netherlands	4,884,963	-	-	4,884,963
Singapore	-	2,221,116	-	2,221,116
Spain	1,373,888	-	-	1,373,888
Sweden	-	1,907,427	-	1,907,427
Switzerland	-	6,120,328	-	6,120,328
United Kingdom	11,697,066	-	-	11,697,066
United States	4,411,732	-	-	4,411,732
Short-Term Investments	2,317,563	-	-	2,317,563
Total Investments	$53,420,107	$37,815,407	$-	$91,235,514

Strategic Credit Fund	Level 1	Level 2	Level 3**	Total
Investments
Bank Loans[2]	$-	$744,369	$-	$744,369
Corporate Bonds[2]	-	4,877,465	-	4,877,465
Short-Term Investments	283,750	-	-	283,750
Total Investments	$283,750	$5,621,834	$-	$5,905,584

Value Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$95,984,762	$-	$-	$95,984,762
Short-Term Investments	5,830,459	-	-	5,830,459
Total Investments	$101,815,221	$-	$-	$101,815,221

Small Cap Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$110,598,194	$-	$-	$110,598,194
Exchange-Traded Funds	3,014,419	-	-	3,014,419
Short-Term Investments	7,085,255	-	-	7,085,255
Total Investments	$120,697,868	$-	$-	$120,697,868

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

Core Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$26,407,845	$-	$-	$26,407,845
Rights	6,908	-	-	6,908
Short-Term Investments	751,602	-	-	751,602
Total Investments	$27,166,355	$-	$-	$27,166,355

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
[2]	All corporate bonds and bank loans held in the Fund are Level 2 securities. For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 securities at period end.
**	The Fund did not hold any Level 3 securities at period end.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Saul Global Opportunities Fund invested in forward contracts during the year ended December 31, 2019.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Operations are presented in the tables below.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 for the Saul Global Opportunities Fund are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Forward Contracts	Total
Saul Global Opportunities Fund	Foreign Exchange Contracts	$48,283	$48,283

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Forward Contracts	Total
Saul Global Opportunities Fund	Foreign Exchange Contracts	$175,573	$175,573

The quarterly average volumes of derivative instruments as of December 31, 2019 are as follows:

	Derivatives not designated as hedging instruments	Long Forward Contracts	Short Forward Contracts	Total
Saul Global Opportunities Fund	Foreign Exchange Contracts	1	4	5

Note 11 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)

Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

Note 12 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Aristotle Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund, Aristotle Strategic Credit Fund, Aristotle Value Equity Fund, Aristotle Small Cap Equity Fund, and Aristotle Core Equity Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments, as of December 31, 2019, the related statements of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund, Aristotle Strategic Credit Fund, Aristotle Value Equity Fund, Aristotle Small Cap Equity Fund, and Aristotle Core Equity Fund as of December 31, 2019, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Aristotle Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund, Aristotle Strategic Credit Fund	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019	For each of the five years in the period ended December 31, 2019
Aristotle Value Equity Fund	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019	For each of the three years in the period ended December 31, 2019 and the period from August 31, 2016 (commencement of operations) through December 31, 2016
Aristotle Small Cap Equity Fund	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019	For each of the four years in the period ended December 31, 2019 and the period from October 30, 2015 (commencement of operations) through December 31, 2015
Aristotle Core Equity Fund	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019	For each of the two years in the period ended December 31, 2019 and the period from March 31, 2017 (commencement of operations) through December 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Aristotle Funds

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, brokers and other agent banks; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 28, 2020

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Saul Global Opportunities, International Equity, Value Equity, Small Cap Equity and Core Equity Funds designate income dividends of 100%, 100%, 100%, 100% and 100%, respectively, as qualified dividend income paid during the period ended December 31, 2019.

Corporate Dividends Received Deduction

For the period ended December 31, 2019, 38.83%, 100%, 100%, and 100% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Saul Global Opportunities, Value Equity, Small Cap Equity and Core Equity Funds, respectively.

Long-Term Capital Gains Designation

For the period ended December 31, 2019, the Saul Global Opportunities, International Equity, Small Cap Equity and Core Equity Funds designate $3,727,223, $133,054, $1,716,375 and $29,563, respectively, as a 20% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 661-6691. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustee:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); and Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	6	Investment Managers Series Trust, a registered investment company (includes 52 portfolios) and 361 Social Infrastructure Fund, a closed-end investment company.

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); and President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	6

Investment Managers Series Trust, a registered investment company (includes 52 portfolios),

361 Social Infrastructure Fund, a closed-end investment company, and Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); and Chairman, NICSA, an investment management trade association (1993 – 1996).	6	Investment Managers Series Trust, a registered investment company (includes 52 portfolios) and 361 Social Infrastructure Fund, a closed-end investment company.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014); and President, Investment Managers Series Trust (December 2007 - June 2014).	6	Investment Managers Series Trust, a registered investment company (includes 52 portfolios), Investment Managers Series Trust II, a registered investment company (includes 13 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund; and Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	6	Investment Managers Series Trust, a registered investment company (includes 52 portfolios), Investment Managers Series Trust II, a registered investment company (includes 13 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.
Maureen Quill ᵃ* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 - June 2014).	6	Investment Managers Series Trust, a registered investment company (includes 52 portfolios) and 361 Social Infrastructure Fund, a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on December 11-12, 2019, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreements (the “Advisory Agreements”), for an additional one-year term from when they otherwise would expire, between the Trust and each of:

•	Aristotle Capital Management, LLC (“Aristotle Capital”) with respect to the Aristotle/Saul Global Opportunities Fund (the “Global Opportunities Fund”), the Aristotle International Equity Fund (the “International Equity Fund”), and the Aristotle Value Equity Fund (the “Value Equity Fund,” and together with the Global Opportunities Fund and International Fund, the “Aristotle Capital Funds”) series of the Trust;

•	Aristotle Atlantic Partners, LLC (“Aristotle Atlantic”) with respect to the Aristotle Core Equity Fund (the “Core Equity Fund”) series of the Trust;

•	Aristotle Credit Partners, LLC (“Aristotle Credit”) with respect to the Aristotle Strategic Credit Fund (the “Strategic Credit Fund”) series of the Trust; and

•	Aristotle Capital Boston, LLC (“Aristotle Boston”) with respect to the Aristotle Small Cap Equity Fund (the “Small Cap Equity Fund”) series of the Trust.

In approving renewal of each Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders, as applicable. Each of Aristotle Capital, Aristotle Atlantic, Aristotle Credit, and Aristotle Boston may be referred to below as an “Investment Advisor.” Each of the Global Opportunities Fund, International Equity Fund, Value Equity Fund, Core Equity Fund, Strategic Credit Fund, and Small Cap Equity Fund may be referred to below as a “Fund” and together as, the “Funds.”

Background

In advance of the meeting, the Board received information about each Fund and Advisory Agreement from the relevant Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about each Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about each Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of each Investment Advisor’s overall relationship with the relevant Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each a “Fund Universe”) for various periods ended September 30, 2019; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of each Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisors were present during the Board’s consideration of the Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing each Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund, and Aristotle Value Equity Fund

Aristotle Capital Management, LLC

Nature, Extent and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Aristotle Capital Fund. The materials they reviewed indicated the following:

•	The Global Opportunities Fund’s total return for the one-year period was above the World Large Stock Fund Universe median return and the MSCI All Country World Index (net)[1] (the “MSCI ACWI Index (net)") return, but below the Peer Group median return by 1.05%. The Fund’s annualized total return for the five-year period was below the Peer Group median return by 0.21%, the MSCI ACWI Index (net) return by 0.86%, and the Fund Universe median return by 0.99%. For the three-year period, the Fund’s annualized total return was below the Peer Group and Fund Universe median returns and the MSCI ACWI Index (net) return by 1.88%, 1.90%, and 2.48%, respectively. The Board noted that the Fund had received a four-star rating from Morningstar in 2017. The Board considered Aristotle Capital’s observation that the Fund’s underperformance over the periods was due in part to the Fund’s cash position and currency hedging exposure, and noted Aristotle Capital’s explanation that the Fund’s short-term performance had improved largely as a result of the increased deployment of cash.

•	The International Equity Fund’s annualized total return for the three-year period was above the MSCI EAFE Index (net) return and the Peer Group median return, but below the Foreign Large Growth Fund Universe median return by 0.11%. The Fund’s annualized total return for the five-year period was above the MSCI EAFE Index (net) return, but below the Peer Group and Fund Universe median returns by 0.47% and 0.80%, respectively. The Fund’s total return for the one-year period was above the MSCI EAFE Index (net) return, but below the Peer Group and Fund Universe median returns by 1.15% and 1.81%, respectively. The Trustees noted Aristotle Capital’s belief that the Morningstar Foreign Large Blend fund universe would likely be more appropriate over the long term than the Fund’s current Fund Universe, and that the Fund’s underperformance relative to the Peer Group and Fund Universe was mainly due to differences in security selection and regional allocation relative to the funds in the Peer Group and Fund Universe. The Trustees also observed that the Fund’s volatility of returns, as measured by its standard deviation, and its risk adjusted returns, as measured by its Morningstar risk score, ranked it in the first or second quartile of the funds in the Peer Group and Fund Universe for the three- and five-year periods.

•	The Value Equity Fund’s total return for the one-year period was above the Peer Group and Large Blend Fund Universe median returns, the Russell 1000 Value Index return, and the S&P 500 Index return. The Fund’s annualized total return for the three-year period was above the Russell 1000 Value Index return and the Peer Group and Fund Universe median returns, but below the S&P 500 Index return by 1.08%. The Trustees considered Aristotle Capital’s assertion that the Fund’s underperformance relative to the S&P 500 Index was due in part to the fact that the Index has a more pronounced growth tilt, and that growth stocks generally outperformed value stocks over the three-year period.

The Board considered the overall quality of services provided by Aristotle Capital to the Aristotle Capital Funds. In doing so, the Board considered Aristotle Capital’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of Aristotle Capital, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Aristotle Capital to each Fund were satisfactory.

[1]	Net returns represent the index returns net of foreign withholding taxes on the reinvestment of dividends.

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fees and Expense Ratios

With respect to the advisory fees and expenses paid by the Aristotle Capital Funds, the meeting materials indicated the following:

•	The Global Opportunities Fund’s annual investment advisory fee (gross of fee waivers) was lower than both the Peer Group and World Large Stock Fund Universe medians. The Trustees considered that the Fund’s advisory fee is the same as or higher than Aristotle Capital’s standard fee schedule to manage separate accounts for institutional clients using similar objectives and policies as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to Aristotle Capital’s institutional clients. The Trustees also noted that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by Aristotle Capital.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were below the Peer Group and Fund Universe medians.

•	The International Equity Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Foreign Large Growth Fund Universe medians. The Trustees considered that the Fund’s advisory fee is the same as or higher than the fee Aristotle Capital charges to manage pension funds and institutional separate accounts using the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the pension funds and institutional separate accounts that Aristotle Capital manages. The Trustees noted Aristotle Capital’s assertion that relative to pension funds and institutional separate accounts, the Fund places higher demands on Aristotle Capital’s investment personnel and trading infrastructure because of the daily cash inflows and outflows. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by Aristotle Capital.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were below the Peer Group and Fund Universe medians.

•	The Value Equity Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Large Blend Fund Universe medians. The Trustees noted that the Fund’s advisory fee is lower than the fee Aristotle Capital charges to manage pension funds and institutional separate accounts using the same strategy as the Fund up to the $25 million level, and greater than Aristotle Capital’s fee for those clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the pension funds and institutional separate accounts that Aristotle Capital manages. The Trustees considered Aristotle Capital’s assertion that relative to pension funds and institutional separate accounts, the Fund places higher demands on Aristotle Capital’s investment personnel and trading infrastructure because of the daily cash inflows and outflows. The Trustees also noted that the Fund’s advisory fee was lower than the advisory fees paid by other series of the Trust managed by Aristotle Capital.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median, but higher than the Fund Universe median by 0.04%. The Trustees noted, however, that the average net assets of the Fund were significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Aristotle Capital under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Capital provides to the Aristotle Capital Funds.

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Profitability and Economies of Scale

The Board next considered information prepared by Aristotle Capital relating to its costs and profits with respect to each Aristotle Capital Fund for the year ended September 30, 2019, noting that Aristotle Capital had waived a significant portion of its advisory fee with respect to the Global Opportunities Fund and International Equity Fund, had waived a portion of its advisory fee with respect to the Value Equity Fund, and had not realized a profit with respect to the Global Opportunities Fund and International Equity Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of Aristotle Capital from its relationship with the Value Equity Fund was reasonable.

The Board considered the benefits received by Aristotle Capital as a result of its relationship with the Aristotle Capital Funds, other than the receipt of its advisory fees, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Capital’s compliance program, and the intangible benefits of Aristotle Capital’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Board also considered Aristotle Capital’s observation that its relationship with the Aristotle Capital Funds has resulted in improved investment processes and internal controls for operations, trading, and compliance; improved trade execution; and increased access to research and company management teams. The Board noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the Funds’ assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Capital was in the best interests of each Aristotle Capital Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to each Fund.

Aristotle Core Equity Fund

Aristotle Atlantic Partners, LLC

Nature, Extent and Quality of Services

With respect to the performance results of the Core Equity Fund, the meeting materials indicated that the total return for the one-year period was above the Peer Group and Large Growth Fund Universe median returns and the S&P 500 Index return.

The Board considered the overall quality of services provided by Aristotle Atlantic to the Core Equity Fund. In doing so, the Board considered Aristotle Atlantic’s specific responsibilities in day-to-day management and oversight of the Core Equity Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Aristotle Atlantic, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Aristotle Atlantic to the Core Equity Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee and expenses paid by the Core Equity Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees considered that the Core Equity Fund’s advisory fee is lower than or the same as the fee Aristotle Atlantic charges to manage institutional separate accounts using the same strategy as the Fund up to the $300 million level, and greater than Aristotle Atlantic’s fee for those clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to Aristotle Atlantic’s institutional clients. The annual total expenses paid by the Core Equity Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Aristotle Atlantic under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Atlantic provides to the Core Equity Fund.

Profitability and Economies of Scale

The Board next considered information prepared by Aristotle Atlantic relating to its costs and profits with respect to the Core Equity Fund for the year ended September 30, 2019. The Board noted that Aristotle Atlantic had waived its entire advisory fee and subsidized certain of the operating expenses for the Core Equity Fund, and that Aristotle Atlantic had not realized a profit with respect to the Fund.

The Board considered the benefits received by Aristotle Atlantic as a result of its relationship with the Core Equity Fund, other than the receipt of its advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Atlantic’s compliance program, and the intangible benefits of Aristotle Atlantic’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board also considered Aristotle Atlantic’s observation that its relationship with the Core Equity Fund has resulted in improved investment processes and internal controls for operations, trading, and compliance; improved trade execution; and increased access to research and company management teams. The Board noted that although there were no advisory fee breakpoints, the asset level of the Core Equity Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Atlantic was in the best interests of the Core Equity Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Aristotle Strategic Credit Fund

Aristotle Credit Partners, LLC

Nature, Extent and Quality of Services

With respect to the performance results of the Strategic Credit Fund, the meeting materials indicated that the total return of the Fund for the one-year period was above the Peer Group and High Yield Bond Fund Universe median returns, and the 1/3 Bloomberg Barclays Intermediate U.S. Corporate Bond Index, 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, and 1/3 Credit Suisse Leveraged Loan Index (the “Blended Index”) return, but below the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index (the “Bloomberg Barclays Index”) return by 1.23%. The Strategic Credit Fund’s annualized total return for the three-year period was below the Blended Index return by 0.13%, the Fund Universe median return by 0.87%, the Peer Group median return by 1.07%, and the Bloomberg Barclays Index return by 1.41%. The Fund received a four-star rating from Morningstar in 2018. The Trustees considered Aristotle Credit’s belief that the Strategic Credit Fund’s underperformance over the three-year period was due to the Fund’s allocation to investment grade corporate bonds and bank loans, which generally underperformed high yield bonds during the period.

The Board considered the overall quality of services provided by Aristotle Credit to the Strategic Credit Fund. In doing so, the Board considered Aristotle Credit’s specific responsibilities in day-to-day management and oversight of the Strategic Credit Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Aristotle Credit, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Aristotle Credit to the Strategic Credit Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee and total expenses paid by the Strategic Credit Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was below the Peer Group and Fund Universe medians. The Trustees noted that the Strategic Credit Fund’s advisory fee is lower than Aristotle Credit’s standard fee schedule for managing institutional accounts using the same strategy as the Fund. The annual total expenses paid by the Strategic Credit Fund (net of fee waivers) for the Fund’s most recent fiscal year were below the Peer Group and Fund Universe medians.

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Aristotle Credit under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Credit provides to the Strategic Credit Fund.

Profitability and Economies of Scale

The Board next considered information prepared by Aristotle Credit relating to its costs and profits with respect to the Strategic Credit Fund for the year ended September 30, 2019. The Board noted that Aristotle Credit had waived its entire advisory fee and subsidized certain of the operating expenses for the Strategic Credit Fund, and that Aristotle Credit had not realized a profit with respect to the Fund.

The Board considered the benefits received by Aristotle Credit as a result of its relationship with the Strategic Credit Fund, other than the receipt of its advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Credit’s compliance program, and the intangible benefits of Aristotle Credit’s association with the Strategic Credit Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board also considered Aristotle Credit’s observation that its relationship with the Strategic Credit Fund has resulted in improved investment processes and internal controls for operations, trading, and compliance; improved trade execution; and increased access to research and company management teams. The Board noted that although there were no advisory fee breakpoints, the asset level of the Strategic Credit Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Credit was in the best interests of the Strategic Credit Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Aristotle Small Cap Equity Fund

Aristotle Capital Boston, LLC

Nature, Extent and Quality of Services

With respect to the performance results of the Small Cap Equity Fund, the meeting materials indicated that the annualized total return for the three-year period was above the Peer Group median return and the Russell 2000 Index return, but below the Small Growth Fund Universe median return by 3.34%. The Small Cap Equity Fund’s total return for the one-year period was below the Peer Group median return by 0.09%, the Russell 2000 Index return by 0.46%, and the Fund Universe median return by 3.09%. The Board considered Aristotle Boston’s belief that Morningstar’s Small Blend fund universe is more appropriate than the Small Cap Equity Fund’s current Fund Universe because the Fund’s investment process includes both growth and value components, which results in a portfolio that is almost equally split between growth and value exposure.

The Board considered the overall quality of services provided by Aristotle Boston to the Small Cap Equity Fund. In doing so, the Board considered Aristotle Boston’s specific responsibilities in day-to-day management and oversight of the Small Cap Equity Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Aristotle Boston, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Aristotle Boston to the Small Cap Equity Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee and expenses paid by the Small Cap Equity Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees considered that the Small Cap Equity Fund’s advisory fee is lower than the fee Aristotle Boston charges to manage pension funds and institutional separate accounts using the same strategy as the Fund up to the $100 million level, and potentially greater than Aristotle Boston’s fee for those clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the pension funds and institutional separate accounts that Aristotle Boston manages. The annual total expenses paid by the Small Cap Equity Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Aristotle Boston under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Boston provides to the Small Cap Equity Fund.

Profitability and Economies of Scale

The Board next considered information prepared by Aristotle Boston relating to its costs and profits with respect to the Small Cap Equity Fund for the year ended September 30, 2019. The Board noted that Aristotle Boston had waived a significant portion of its entire advisory fee, and that Aristotle Boston had not realized a profit with respect to the Small Cap Equity Fund.

The Board considered the benefits received by Aristotle Boston as a result of its relationship with the Small Cap Equity Fund, other than the receipt of its advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Boston’s compliance program, and the intangible benefits of Aristotle Boston’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board also considered Aristotle Boston’s observation that its relationship with the Small Cap Equity Fund has resulted in improved investment processes and internal controls for operations, trading, and compliance; improved trade execution; and increased access to research and company management teams. The Board noted that although there were no advisory fee breakpoints, the asset level of the Small Cap Equity Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Boston was in the best interests of the Small Cap Equity Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Aristotle Funds

EXPENSE EXAMPLES

For the Six Months Ended December 31, 2019 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Saul Global Opportunities Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/19	12/31/19	7/1/19-12/31/19
Actual Performance	$1,000.00	$1079.80	$4.20
Hypothetical (5% annual return before expenses)	1,000.00	1,021.17	4.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Aristotle Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended December 31, 2019 (Unaudited)

International Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/19	12/31/19	7/1/19-12/31/19
Actual Performance	$1,000.00	$1,055.10	$4.15
Hypothetical (5% annual return before expenses)	1,000.00	1,021.17	4.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Strategic Credit Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/19	12/31/19	7/1/19-12/31/19
Actual Performance	$1,000.00	$1,032.10	$3.17
Hypothetical (5% annual return before expenses)	1,000.00	1,022.08	3.16

*	Expenses are equal to the Fund’s annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Value Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/19	12/31/19	7/1/19-12/31/19
Actual Performance	$1,000.00	$1,113.70	$4.16
Hypothetical (5% annual return before expenses)	1,000.00	1,021.27	3.98

*	Expenses are equal to the Fund’s annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Small Cap Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/19	12/31/19	7/1/19-12/31/19
Actual Performance	$1,000.00	$1,038.30	$4.63
Hypothetical (5% annual return before expenses)	1,000.00	1,020.67	4.59

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Aristotle Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended December 31, 2019 (Unaudited)

Core Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/19	12/31/19	7/1/19-12/31/19
Actual Performance	$1,000.00	$1,102.20	$3.44
Hypothetical (5% annual return before expenses)	1,000.00	1,021.93	3.31

*	Expenses are equal to the Fund’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Aristotle Funds

Each a series of Investment Managers Series Trust

Investment Advisors

Aristotle Capital Management, LLC

11100 Santa Monica Boulevard, Suite 1700

Los Angeles, California 90025

Aristotle Credit Partners, LLC

840 Newport Center Drive, Suite 600

Newport Beach, California 92660

Aristotle Capital Boston, LLC

One Federal Street, 36th Floor

Boston, Massachusetts 02110

Aristotle Atlantic Partners, LLC

489 5th Avenue, 10th Floor

New York, New York 10017

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Aristotle/Saul Global Opportunities Fund – Class I	ARSOX	461 418 287
Aristotle International Equity Fund – Class I	ARSFX	461 41P 297
Aristotle Strategic Credit Fund – Class I	ARSSX	461 41Q 824
Aristotle Value Equity Fund – Class I	ARSQX	461 41Q 634
Aristotle Small Cap Equity Fund – Class I	ARSBX	461 41Q 626
Aristotle Core Equity Fund – Class I	ARSLX	461 41Q 360

Privacy Principles of the Aristotle Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Aristotle Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 661-6691, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 661-6691, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (888) 661-6691. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 661-6691.

Aristotle Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 661-6691

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (888) 661-6691.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$106,000	$103,100
Audit-Related Fees	N/A	N/A
Tax Fees	$16,800	$16,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	3/09/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	3/09/2020

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	3/09/2020